Exhibit 10.07


                NINTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT
                             AND WAIVER OF DEFAULTS


      This Amendment, dated as of March 29, 2005, is made by and among SANZ INC., formerly known as Storage Area Networks, Inc., a Colorado corporation ("SANZ" or a "Borrower"), SOLUNET STORAGE, INC., a Delaware corporation ("Solunet" or a "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    Recitals


      SANZ and the Lender are parties to a Credit and Security Agreement dated as of May 31, 2001, as amended by (i) the First Amendment to Credit and Security Agreement and Waiver of Defaults dated as of January 17, 2002; (ii) the Second Amendment to Credit and Security Agreement dated as of July 1, 2002; (iii) the Third Amendment to Credit and Security Agreement dated as of August 15, 2002;
(iv) the Fourth Amendment to Credit and Security Agreement and Waiver of Defaults dated as of March 31, 2003; (v) the Fifth Amendment to Credit and Security Agreement and Waiver of Defaults dated as of September 22, 2003; (vi) the Sixth Amendment to Credit and Security Agreement dated as of February 12, 2004; (vii) the Seventh Amendment to Credit and Security Agreement and Waiver of Defaults dated as of September 3, 2004; and (viii) the Eighth Amendment to Credit and Security Agreement and Waiver of Defaults dated as of October 29, 2004 (as so amended, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

      SANZ has requested that Solunet be added to the Credit Agreement as a Borrower and that certain amendments be made to the Credit Agreement, which addition of Solunet as a Borrower and amendments the Lender is willing to make pursuant to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

      1. The opening paragraph of the Credit Agreement is hereby amended to read in its entirety as follows:

            "SANZ INC., formerly known as Storage Area Networks, Inc., a Colorado corporation ("SANZ" or a "Borrower"), SOLUNET STORAGE, INC., a Delaware corporation ("Solunet" or a "Borrower") and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), hereby agree as follows:"

      2. Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by adding or amending as the case may be, the following definitions:

            "Availability" means SANZ Availability plus Solunet Availability, which amount shall not exceed at any time the Maximum Line less the aggregate outstanding balance of the Revolving Note.

            "Borrower" means individually or together SANZ and Solunet.

            "Borrowing Base" means the SANZ Borrowing Base plus the Solunet Borrowing Base.

            "Collateral" means all of the Borrower's Accounts, Receivables, chattel paper and electronic chattel paper, deposit accounts, documents, Equipment, General Intangibles, goods, instruments, Inventory, Investment Property, letter-of-credit rights, letters of credit, all sums on deposit in any Collateral Account including the Solunet Collateral Account, and any items in any Lockbox including the Solunet Lockbox; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) in the case of all goods, all accessions; (iii) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any goods; (iv) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; (v) all collateral subject to the lien of any Security Document; (vi) any money, or other assets of the Borrower that now or hereafter come into the possession, custody, or control of the Lender; (vii) proceeds of any and all of the foregoing; (viii) books and records of the Borrower, including all mail or electronic mail addressed to Borrower; and (ix) all of the foregoing, whether now owned or existing or hereafter acquired or arising or in which the Borrower now has or hereafter acquires any rights.

            "Collection Account Agreement" means the Collection Account Agreement by and among Solunet, the Lender and Wells Fargo.

            "Guarantor(s)" means SAN Holdings, Inc., SANZ, Solunet and any other Person now or hereafter guarantying the Obligations.

            "Interest Rate Margin" means, effective as of January 1, 2005, five percent (5.0%), provided, however, that, if no Event of Default then exists (numbers appearing between "( )" are negative):

                  (i) if the Borrower's Net Income for the three months ending
            March 31, 2005 is equal to or greater than ($171,242), then the Interest Rate Margin shall equal four percent (4.0%);

                  (ii) if the Borrower's Net Income for the six months ending
            June 30, 2005 is (a) equal to or greater than ($132,906), then the Interest Rate Margin shall equal three and one half percent (3.5%) and (b) equal to or greater than ($171,242) but less than ($132,906), then the Interest Rate Margin shall equal four percent (4.0%);

                  (iii) if the Borrower's Net Income for the nine months ending
            September 30, 2005 is (a) equal to or greater than $97,504, then the Interest Rate Margin shall equal two and one half percent (2.5%),
            (b) equal to or greater than ($132,906) but less than $97,504, then the Interest Rate Margin shall equal three and one half percent (3.5%) and (c) equal to or greater than ($171,242) but less than ($132,906), then the Interest Rate Margin shall equal four percent (4.0%); and

                  (iv) if the Borrower's Net Income for the twelve months ending
            December 31, 2005 is (a) equal to or greater than $543,000, then the Interest Rate Margin shall equal one percent (1.0%), (b) equal to or greater than $300,000 but less than $543,000, then the Interest Rate Margin shall equal one and one half percent (1.5%), (c) equal to or greater than $97,504 but less than $300,000, then the Interest Rate Margin shall equal two and one half percent (2.5%), (d) equal to or greater than ($132,906) but less than $97,504, then the Interest Rate Margin shall equal three and one half percent (3.5%) and (e) equal to or greater than ($171,242) but less than ($132,906), then the Interest Rate Margin shall equal four percent (4.0%).

            Any increase in the Interest Rate Margin shall be effective on the first day of the month in which the Lender receives the Borrower's monthly financial statements. Any decrease in the Interest Rate Margin shall be effective on the first day of the month following the month in which the Lender receives the Borrower's monthly financial statements. If the Lender does not receive the Borrower's monthly financial statements on the date that they are due, then the Interest Rate Margin shall equal five percent (5.0%), and shall be effective on the first day of that month.

            If at any time the Interest Rate Margin has been decreased and any of the Borrower's financial statements show that the Borrower was not entitled to such decrease, then the Interest Rate Margin shall be increased to the Interest Rate Margin to which the Borrower is entitled, such increase to be effective retroactively to the date of such decrease. If at any time the Interest Rate Margin has been decreased and an Event of Default occurs, then the Interest Rate Margin shall equal five percent (5.0%), and shall be effective on the first day of the month in which the Event of Default occurs.

            "Lockbox Agreement" means the Lockbox and Collection Agreement by and among SANZ, Wells Fargo, Regulus West LLC and the Lender, of even date herewith or the Wholesale Lockbox and Collection Account Agreement by and among SANZ, Wells Fargo and the Lender, whichever may be in effect at the time.

            "Obligations" means each Note and each and every other debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Lender alone or in a transaction involving other creditors of the Borrower, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including all indebtedness of the Borrower arising under any Loan Document between the Borrower and the Lender, whether now in effect or hereafter entered into and all Wells Fargo Obligations.

            "Revolving Note" means the SANZ Revolving Note and the Solunet Revolving Note.

            "SANZ Availability" means the difference of (i) the SANZ Borrowing Base and (ii) the outstanding principal balance of the SANZ Revolving Note.

            "SANZ Borrowing Base" means, at any time and subject to change from time to time in the Lender's sole discretion, the lesser of:

            (a)   the Maximum Line; or

            (b)   the sum of:

                        (i) 85% of SANZ Eligible Accounts, plus

                        (ii) the lesser of (A) 80% of Accounts owed by the U.S.
                  Government which are not SANZ Eligible Accounts because they do not meet the requirements of paragraph (iv) in the definition thereof or (B) $500,000, plus

                        (iii) the lesser of (A) 35% of Accounts (which are not
                  otherwise ineligible) owed by account debtors to SANZ pursuant to a maintenance contract or similar type of agreement or (B) $1,000,000 less the outstanding principal balance of the Solunet Revolving Note advanced to Solunet based on Accounts (which are not otherwise ineligible) owed by account debtors to Solunet pursuant to a maintenance contract or similar type of agreement, less

                        (iv) the Wells Fargo Obligations Reserve, less

                        (v) the Rebate Reserve.

                  "SANZ Revolving Note" means SANZ's revolving promissory note, payable to the order of the Lender in substantially the form of Exhibit A-1 hereto and any note or notes issued in substitution therefor, as the same may hereafter be amended, supplemented or restated from time to time.

                  "Security Documents" means this Agreement, the Lockbox Agreement, the Solunet Lockbox Agreement, the Collection Account Agreement, the Patent and Trademark Security Agreement by SANZ, the Patent and Trademark Security Agreement by Solunet and any other document delivered to the Lender from time to time to secure the Obligations.

                  "Solunet Availability" means the difference of (i) the Solunet Borrowing Base and (ii) the outstanding principal balance of the Solunet Revolving Note.

                  "Solunet Borrowing Base" means, at any time and subject to change from time to time in the Lender's sole discretion, the lesser of:

            (a)   the Maximum Line; or

            (b)   the sum of:

                  (i) 85% of Solunet Eligible Accounts, plus

                  (ii) the lesser of (A) 80% of Accounts owed by the U.S.
            Government which are not Solunet Eligible Accounts because they do not meet the requirements of paragraph (iv) in the definition thereof or (B) $500,000, less

                  (iii) the lesser of (A) 35% of Accounts (which are not
            otherwise ineligible) owed by account debtors to Solunet pursuant to a maintenance contract or similar type of agreement or (B) $1,000,000 less the outstanding principal balance of the SANZ Revolving Note advanced to SANZ based on Accounts (which are not otherwise ineligible) owed by account debtors to SANZ pursuant to a maintenance contract or similar type of agreement, less

                  (iv) the Wells Fargo Obligations Reserve, less

                  (v) the Rebate Reserve.

            "Solunet Collateral Account" means the "Lender Account" as defined in the Solunet Lockbox Agreement.

            "Solunet Lockbox" means "Lockbox" as defined in the Solunet Lockbox Agreement.

            "Solunet Lockbox Agreement" means the Wholesale Lockbox and Collection Account Agreement by and among Solunet, Wells Fargo and the Lender.

            "Solunet Revolving Note" means Solunet's revolving promissory note, payable to the order of the Lender in substantially the form of Exhibit A-2 hereto and any note or notes issued in substitution therefor, as the same may hereafter be amended, supplemented or restated from time to time.

            "Wells Fargo Obligations" means all obligations, liabilities, contingent reimbursement obligations, fees, and expenses owing by the Borrower or its Subsidiaries to Wells Fargo with respect to Wells Fargo Products, whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, whether or not Borrower is obligated to reimburse said amounts to the Lender as a result of the Lender purchasing participations from or agreeing to indemnify or reimburse Wells Fargo for any loss or indebtedness arising with respect to Wells Fargo Products provided to the Borrower or its Subsidiaries.

            "Wells Fargo Obligations Reserve" means, as of any date of determination, the dollar amount that the Lender then determines is a reasonable determination of the credit exposure with respect to Wells Fargo Obligations and which is available for payment of Wells Fargo Obligations.

            "Wells Fargo Products" means any service or facility extended to the Borrower or its Subsidiaries by Wells Fargo Bank including but not limited to: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) cash management or related services including the Automated Clearing House processing of electronic funds transfers, (f) controlled disbursement accounts or services, and (g) any agreement which provides for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging the Borrower's or its Subsidiaries' exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.

            3. Section 2.1. Section 2.1 is amended and restated in its entirety to read as follows:

            "Section 2.1 Revolving Advances. The Lender agrees, on the terms and subject to the conditions herein set forth, to make advances to SANZ or Solunet from time to time from the date all of the conditions set forth in
      Section 4.1 are satisfied or waived in writing by the Lender (the "Funding Date") to the Termination Date (the "Revolving Advances"). The Lender shall have no obligation to make a Revolving Advance to SANZ to the extent the amount of the requested Revolving Advance exceeds SANZ Availability. The Lender shall have no obligation to make a Revolving Advance to Solunet to the extent the amount of the requested Revolving Advance exceeds Solunet Availability. The Lender shall have no obligation to make a Revolving Advance to either Borrower to the extent the amount of the requested Revolving Advance exceeds Availability. The Borrower's obligation to pay the Revolving Advances shall be evidenced by the Revolving Note and shall be secured by the Collateral as provided in
      Article III. Within the limits set forth in this Section 2.1, the Borrower may borrow and reborrow and prepay pursuant to Section 2.6. The Borrower agrees to comply with the following procedures in requesting Revolving Advances under this Section 2.1:"

      4. Section 2.9. Section 2.9 is amended and restated in its entirety to read as follows:

            "Section 2.9 Payment. All payments to the Lender shall be made in immediately available funds and shall be applied to the Obligations one
      (1) Banking Day after receipt by the Lender. The Lender may hold all payments not constituting immediately available funds for three (3) additional days before applying them to the Obligations. Notwithstanding anything in Section 2.1, the Borrower hereby authorizes the Lender, in its discretion at any time or from time to time without the Borrower's request and even if the conditions set forth in Section 4.2 would not be satisfied, (a) to make a Revolving Advance in an amount equal to the portion of the Obligations from time to time due and payable, and (b) to deliver the proceeds of any such Revolving Advance to Wells Fargo to pay any unpaid Wells Fargo Obligations."

      5. Grant of Security Interest. Section 3.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

            "Section 3.1 Grant of Security Interest. The Borrower hereby pledges, assigns and grants to the Lender, for the benefit of itself and as agent for Wells Fargo with respect to Wells Fargo Obligations, a lien and security interest (collectively referred to as the "Security Interest") in the Collateral, as security for the payment and performance of the Obligations. Upon request by the Lender, the Borrower will grant the Lender, for the benefit of itself and Wells Fargo, with respect to any Wells Fargo Obligations, a security interest in all commercial tort claims it may have against any Person."

      6. Section 3.6. Section 3.6 of the Credit Agreement is amended and restated in its entirety to read as follows:

            "Section 3.6. Financing Statements. The Borrower authorizes the Lender to file from time to time, such financing statements against collateral described as "all personal property" or "all assets" or describing specific items of collateral including commercial tort claims as the Lender deems necessary or useful to perfect the Security Interest.

      All financing statements filed before the date hereof to perfect the Security Interest were authorized by the Borrower and are hereby re-authorized. A carbon, photographic or other reproduction of this Agreement or of any financing statements signed by the Borrower is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For this purpose, the Borrower represents and warrants that the following information regarding the Borrower is true and correct:

                 Name and address of Debtor:

                 SANZ Inc.
                 9800 Mt. Pyramid Court, Suite 130
                 Englewood, Colorado  80112-2694
                 Federal Employer Identification No. 88-0409787
                 Organizational Identification No. CO 19871719611

                 Solunet Storage, Inc.
                 9800 Mt. Pyramid Court, Suite 130
                 Englewood, Colorado  80112-2694
                 Federal Employer Identification No. 81-0570515
                 Organizational Identification No. DE 3568856

                 Name and address of Secured Party:

                 Wells Fargo Business Credit, Inc.
                 MAC C7300-210
                 1740 Broadway
                 Denver, Colorado, 80274"

      7. Section 5.1. Section 5.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

            "Section 5.1 Existence and Power; Name; Chief Executive Office; Inventory and Equipment Locations; Federal Employer Identification Number and Organizational Identification Number. SANZ is a corporation, duly organized, validly existing and in good standing under the laws of the State of Colorado and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. Solunet is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

      The Borrower has all requisite power and authority to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. During its existence, the Borrower has done business solely under the names set forth in
      Schedule 5.1. The Borrower's chief executive office and principal place of business is located at the address set forth in Schedule 5.1, and all of the Borrower's records relating to its business or the Collateral are kept at that location. All Inventory and Equipment is located at that location or at one of the other locations listed in Schedule 5.1. The Borrower's federal employer identification number and organization identification number are correctly set forth in Section 3.6."

      8. Section 6.10. Section 6.10 of the Credit Agreement is amended and restated in its entirety to read as follows:

            "Section 6.10 Lockbox; Collateral Account.

                  (a) SANZ shall irrevocably direct all present and future
            account debtors and other Persons obligated to make payments constituting Collateral to make such payments directly to the Lockbox. Upon the written request of the Lender, Solunet shall irrevocably direct all present and future account debtors and other Persons obligated to make payments constituting Collateral to make such payments directly to the Solunet Lockbox, at which time the Solunet Lockbox Agreement shall automatically become effective and be in full force and effect and the Lender will take the necessary steps to terminate the Collection Account Agreement. Until such request from the Lender, the Collection Account Agreement shall be effective and in full force and effect. With respect to Solunet, at all times after the Solunet Lockbox Agreement becomes effective, and with respect to SANZ, at all times, all of the Borrower's invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account or any other amount constituting Collateral shall conspicuously direct that all payments be made to the Lockbox or the Solunet Lockbox, as the case may be, and shall include the Lockbox address or the Solunet Lockbox address, as the case may be. (All payments received in the Lockbox shall be processed to the Collateral Account, and all payments received in the Solunet Lockbox shall be processed to the Solunet Collateral Account).

                  (b) The Borrower agrees to deposit in the Collateral Account or the Solunet Collateral Account, as the case may be, or, at the Lender's option, to deliver to the Lender all collections on Accounts, contract rights, chattel paper and other rights to payment constituting Collateral, and all other cash proceeds of Collateral, which the Borrower may receive directly notwithstanding its direction to account debtors and other obligors to make payments to the Lockbox or the Solunet Lockbox, as the case may be, immediately upon receipt thereof, in the form received, except for the Borrower's endorsement when deemed necessary. Until delivered to the Lender or deposited in the Collateral Account or the Solunet

            Collateral Account, all proceeds or collections of Collateral shall be held in trust by the Borrower for and as the property of the Lender and shall not be commingled with any funds or property of the Borrower. All such collections shall constitute proceeds of Collateral and shall not constitute payment of any Obligation.

                  (c) Amounts deposited in the Collateral Account or the Solunet
            Collateral Account shall not bear interest and shall not be subject to withdrawal by the Borrower, except after full payment and discharge of all Obligations.

                  (d) All deposits in the Collateral Account or the Solunet
            Collateral Account shall constitute proceeds of Collateral and shall not constitute payment of the Obligations. The Lender from time to time at its discretion may, after allowing two (2) Banking Days, apply deposited funds in the Collateral Account or the Solunet Collateral Account to the payment of the Obligations, in any order or manner of application satisfactory to the Lender, by transferring such funds to the Lender's general account.

                  (e) All items deposited in the Collateral Account or the
            Solunet Collateral Account shall be subject to final payment. If any such item is returned uncollected, the Borrower will immediately pay the Lender, or, for items deposited in the Collateral Account or the Solunet Collateral Account, as the case may be, the bank maintaining such account, the amount of that item, or such bank at its discretion may charge any uncollected item to the Borrower's commercial account or other account. The Borrower shall be liable as an endorser on all items deposited in the Collateral Account or the Solunet Collateral Account, whether or not in fact endorsed by the Borrower."

      9. Section 6.12. Section 6.12 of the Credit Agreement is amended and restated in its entirety to read as follows:

            "Section 6.12 Minimum Net Income. The Borrower will maintain, during each period described below, its Net Income, determined as at the end of each quarter, at an amount not less than the amount set forth opposite such period (numbers appearing between "( )" are negative):

                        Period                        Minimum Net Income
          Three months ending March 31, 2005              ($300,000)
            Six months ending June 30, 2005               ($250,000)
         Nine months ending September 30, 2005               $0
        Twelve months ending December 31, 2005             $300,000

            If quarterly Net Income, determined as at the end of each quarter (beginning with the quarter ending March 31, 2005), is negative, then the Borrower shall provide the Lender evidence, in form and substance acceptable to the Lender in its sole discretion, that it has received a cash infusion (in the form of equity or Subordinated Debt) in an amount equal to or greater than the absolute value of the negative quarterly Net Income, such cash infusion to be made no later than 30 days after the monthly financial statements for such quarter are due to the Lender, provided, however, that:

            (a) if year-to-date Net Income, determined as at the end of such quarter, is positive, no such cash infusion shall be required, and

            (b) if quarterly Net Income and year-to-date Net Income, determined as at the end of such quarter, are both negative, then the Borrower shall provide the Lender evidence, in form and substance acceptable to the Lender in its sole discretion, that it has received a cash infusion (in the form of equity or Subordinated Debt) in an amount equal to or greater than the lesser of:

                  (i) the absolute value of the negative quarterly Net Income,
            and

                  (ii) the absolute value of the negative year-to-date Net
            Income

      such cash infusion to be made no later than 30 days after the monthly financial statements for such quarter are due to the Lender, provided, further, however, that if the Borrower shall provide the Lender evidence, in form and substance acceptable to the Lender in its sole discretion, that it has received prior cash infusions (in the form of equity or Subordinated Debt) for such fiscal year in an amount equal to or greater than the absolute value of the negative year-to-date Net Income, no additional cash infusion shall be required.

            If the Borrower shall provide the Lender evidence, in form and substance acceptable to the Lender in its sole discretion, that it has received the cash infusion (in the form of equity or Subordinated Debt) in the amounts and in the time periods required pursuant to this Section 6.12, then (i) any default under this Section 6.12 for such quarter shall be deemed to have been automatically waived by the Lender and (ii) any default under Section 6.13 due solely to such negative quarterly Net Income for such quarter shall be deemed to have been automatically waived by the Lender."

      10. Section 6.13. Section 6.13 of the Credit Agreement is amended and restated in its entirety to read as follows:

            "Section 6.13 Minimum Book Net Worth Plus Subordinated Debt. The Borrower will maintain, during each period described below, its Book Net Worth plus Subordinated Debt, determined as at the end of each month, at an amount not less than the amount set forth opposite such period:

                     Period                      Minimum Book Net Worth Plus
                                                      Subordinated Debt
                 March 31, 2005                          $26,231,447
                 April 30, 2005                          $25,845,023
                  May 31, 2005                           $25,370,393
                 June 30, 2005                           $26,281,447
                 July 31, 2005                           $26,041,364
                August 31, 2005                          $25,645,398
               September 30, 2005                        $26,531,447
                October 31, 2005                         $26,277,279
               November 30, 2005                         $25,910,771
  December 31, 2005 and each month thereafter            $26,831,447"

      11. Section 6.14. Section 6.14 of the Credit Agreement is amended and restated in its entirety to read as follows:

            "Section 6.14 Minimum Average Availability. The Borrower will maintain during each month, determined as at the end of each month, average Availability (which calculation will be based on a trailing three-month average) during the month of not less than $500,000, which amount may be adjusted at the sole discretion of the Lender."

      12. Section 6.15. Section 6.15 of the Credit Agreement is amended and restated in its entirety to read as follows:

            "Section 6.15 New Covenants. On or before November 30, 2005, the Borrower and the Lender shall agree on new covenant levels for Sections 6.12, 6.13, 6.14, 7.4(c) and 7.10 for periods after such date. The new covenant levels will be based on the Borrower's projections for such periods and shall be no less stringent than the present levels, but if the Borrower and the Lender do not agree, the Lender may designate the required amounts in its sole discretion and the failure by the Borrower to maintain the designated amounts shall constitute an Event of Default."

      13. Section 7.4. Section 7.4 of the Credit Agreement is amended by adding a new subsection (c) thereto to read in its entirety as follows:

            "(c) SANZ will not make any payments to Solunet other than payments reimbursing Solunet for corporate operating expenses in the ordinary course of business, such as payroll, lease and rent expenses, utilities, etc., which payments shall not exceed $9,000,000 in the aggregate during SANZ's fiscal year ending December 31, 2005, and shall be zero during any fiscal year thereafter. Before SANZ makes any payment to Solunet otherwise permitted under this Section 7.4(c), and immediately after making any such payment, SANZ Availability shall not be less than $250,000 and SANZ shall have positive Book Net Worth."

      14. Section 7.10. Section 7.10 of the Credit Agreement is amended and restated in its entirety to read as follows:

            "Section 7.10 Capital Expenditures. The Borrower will not incur or contract to incur Capital Expenditures of more than $1,500,000 in the aggregate during any fiscal year."

      15. Section 9.14. Article IX of the Credit Agreement is amended by adding a new Section 9.14 to read in its entirety as follows:

            "Section 9.14 Joint and Several Liability. All obligations of SANZ and Solunet under this Agreement (including the Obligations), the Note, the other Loan Documents, and any other instrument, agreement or document delivered to the Lender by any of SANZ and Solunet, shall be (a) joint and several and (b) the primary obligation of each of SANZ and Solunet. All references to the term "Borrower" herein shall refer to each of SANZ and Solunet separately and to all of them jointly and all such Persons shall be bound both severally and jointly with the others. The Obligations shall include all debts, liabilities and obligations owed to the Lender by any of SANZ and Solunet solely or by all or any of them jointly or jointly and severally. Each SANZ and Solunet acknowledges and agrees that its joint and several liability on the Obligations is absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever by the Lender, and without limiting the generality of the foregoing, the joint and several liability of each of SANZ and Solunet on the Obligations shall not be impaired by any acceptance by the Lender of any other security for or guarantors upon the Obligations or by any failure, neglect or omission on the Lender's part to resort to any one or all of SANZ and Solunet's payment of the Obligations or to realize upon or protect any collateral security therefor. The joint and several liability of each of SANZ and Solunet on the Obligations shall not in any manner be impaired or affected by who receives or uses the proceeds of the Advances or for what purposes such credits and financial accommodations are used, and each of SANZ and Solunet waives notice of Advance requests issued by, and Advances made to, any of SANZ and Solunet. Such joint and several liability of each of SANZ and Solunet shall also not be impaired or affected by (and the Lender, without notice to anyone, is hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any collateral security for the Obligations or of any guaranty thereof.

      In order to enforce payment of the Obligations, foreclose or otherwise realize on any Collateral, or exercise any other rights granted hereunder or under any other Loan Document or under applicable law, the Lender shall be under no obligation at any time to first resort to any Collateral, Liens, or any other property, rights or remedies whatsoever, and the Lender shall have the right to enforce the Obligations irrespective of whether or not other proceedings or steps are pending, seeking resort to or realization upon or from any of the foregoing. Each of SANZ and Solunet hereby agrees not to exercise or enforce any right of exoneration, contribution, reimbursement, recourse, or subrogation available to such Person against any other Person liable for payment of any Obligations, or as to any security therefor, unless and until the Obligations have been paid and satisfied in full, release by the Lender of the Security Interest and termination of the Credit Facility. By its acceptance below, each of SANZ and Solunet hereby expressly waives and surrenders any defense to its joint and several liability on the Obligations based upon any of the foregoing. All property described in the definition of "Collateral" shall be included as Collateral, whether it is owned jointly by all or any of SANZ and Solunet or is owned in whole or in part by one (or more) of them. Notwithstanding anything herein to the contrary, the right of recovery against each of SANZ and Solunet under this Agreement shall not exceed $1.00 less than the lowest amount which would render such Person's obligation under this Agreement void or voidable under applicable law, including without limitation, fraudulent conveyance law. Notices from the Lender to any of SANZ and Solunet shall constitute notice to all. Directions, instructions, actions, representations, warranties or covenants, including Advance requests, made by any of SANZ and Solunet to the Lender shall be binding on all and the Lender shall be entitled to conclusively presume that any action by any of SANZ and Solunet hereunder or under any Loan Document is taken on behalf of any one or more of them, as the case may be, whether or not such Person so indicates."

      16. Schedule 5.1. Schedule 5.1 of the Credit Agreement is hereby amended by adding the following Trade Names for Solunet:

      "SANZ Federal
      Stornet Solutions"

      17. Schedule 5.4. Schedule 5.4 of the Credit Agreement is hereby amended by adding the following:

            "Solunet Storage, Inc. is a wholly owned subsidiary of SANZ Inc. SANZ Inc. has no other subsidiaries. Solunet Storage, Inc. has no subsidiaries."

      18. Exhibit A. Exhibit A of the Credit Agreement is amended and restated in its entirety and replaced with Exhibit A-1 and Exhibit A-2 attached hereto.

      19. Exhibit B. Exhibit B of the Credit Agreement is amended and restated in its entirety and replaced with Exhibit B attached hereto.

      20. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance thereunder.

      21. Waiver of Defaults. The Borrower is in default under Section 6.14 Minimum Average Availability as of November 30, 2004, Section 7.4 Investments and Subsidiaries during fiscal year 2004 as a result of advances from SANZ Inc. to Solunet Storage, Inc., and Section 7.10 Capital Expenditures as of November 30, 2004 and December 31, 2004 (the "Existing Defaults"). Upon the terms and subject to the conditions set forth in this Amendment, the Lender hereby waives the Existing Defaults. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrower to any other or further waiver in any similar or other circumstances.

      22. Cash Management Agreements. On or before April 30, 2005, the Borrowers shall deliver to the Lender four executed originals of each of the following, a form of each of which, if applicable, is attached hereto as an Exhibit as indicated below (the "Cash Management Agreements"):

            (a) The Solunet Lockbox Agreement (Exhibit C);

            (b) The Collection Account Agreement (Exhibit D);

            (c) The Wholesale Lockbox and Collection Account Agreement by and among the Lender, Wells Fargo and SANZ (Exhibit E);

            (d) Control agreement with Wells Fargo for each deposit account maintained by a Borrower at Wells Fargo (Exhibit F);

            (e) Control agreements with each bank, other than Well Fargo, at which a Borrower maintains deposit accounts.

      23. Solunet Advances. The Lender shall have no obligation to make a Revolving Advance to Solunet until the Lender receives background searches on Robert C. Ogden, John Jenkins, Daniel Hemphill and Solunet Storage Holding Corp., satisfactory to the Lender as determined in its sole discretion and Solunet delivers to the Lender (i) fully executed copies of each of the Cash Management Agreements, (ii) evidence satisfactory to the Lender as determined in its sole discretion that each of the following UCC-1s have been terminated: (a) UCC-1, filing number 30219702, filed with the Delaware Secretary of State's Office on January 27, 2003, naming Solunet as debtor and Sun Capital Partners II, LP as secured party, (b) UCC-1, filing number 32131541, filed with the Delaware Secretary of State's Office on August 15, 2003, naming Solunet as debtor and Harris Trust and Savings Bank as secured party, (c) UCC-1, filing number 22452831, filed with the Delaware Secretary of State's Office on September 30, 2002, naming Solunet Storage Holding Corp. as debtor and Sun Solunet, LLC as secured party, (d) UCC-1, filing number 30145287, filed with the

Delaware Secretary of State's Office on January 16, 2003, naming Stornet Solutions as debtor and The CIT Group/Business Credit, Inc. as secured party, and (iii) evidence satisfactory to the Lender as determined in its sole discretion that there are no Liens, other than Permitted Liens, in effect against Solunet Storage Holding Corp. and (e) evidence satisfactory to the Lender as determined in its sole discretion that Solunet is duly licensed or qualified to transact business in Texas. The Lender acknowledges that, until the Borrower delivers the evidence set forth in subsection (e) of the preceding sentence, Solunet's representation in Section 5.1 of the Credit Agreement is made with the exception that Solunet is not duly licensed or qualified to transact business in Texas.

      24. Accommodation Fee. The Borrowers shall pay the Lender as of the date hereof a fully earned, non-refundable fee in the amount of $10,000 in consideration of the Lender's execution and delivery of this Amendment.

      25. Conditions Precedent. This Amendment, and the waiver set forth in Paragraph 21 hereof, shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

            (a) The Revolving Note, duly executed on behalf of each Borrower.

            (b) The Acknowledgment and Agreement of Guarantor and the Acknowledgment and Agreement of Subordinated Creditor set forth at the end of this Amendment, duly executed by the Guarantor and the Subordinated Creditor.

            (c) A certificate of Solunet's Secretary or Assistant Secretary certifying that attached to such certificate are (i) the resolutions of Solunet's Directors and, if required, Owners, authorizing the execution, delivery and performance of the Loan Documents, (ii) true, correct and complete copies of Solunet's Constituent Documents, and (iii) examples of the signatures of Solunet's Officers or agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Revolving Advance requests, on Solunet's behalf.

            (d) A current certificate issued by the Secretary of State of Delaware certifying that Solunet is in compliance with all applicable organizational requirements of the State of Delaware.

            (e) Evidence that Solunet is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

            (f) An opinion of Solunet's counsel as to the matters set forth in Paragraphs 26(a) and 26(b) hereof with respect to Solunet and as to such other matters as the Lender shall require.

            (g) The Patent and Trademark Security Agreement by Solunet.

            (h) The Subordination Agreement made by SAN Holdings, Inc. for the benefit of the Lender and acknowledged by Solunet.

            (i) Current searches of appropriate filing offices showing that (i) no Liens have been filed and remain in effect against Solunet except Permitted Liens and (ii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

            (j) The separate guaranty of SANZ, pursuant to which SANZ unconditionally guarantees the full and prompt payment of all Obligations of Solunet.

            (k) The separate guaranty of Solunet, pursuant to which Solunet unconditionally guarantees the full and prompt payment of all Obligations of SANZ.

            (l) Evidence that 100% of Solunet's outstanding stock was contributed by SAN Holdings, Inc. to SANZ Inc., with the necessary documentations and opinions as deemed necessary by the Lender's counsel.

            (m) A Customer Identification Information form and such other forms and verification as Lender may need to comply with the U.S.A. Patriot Act.

            (n) Payment of the fee described in Paragraph 24.

            (o) Such other matters as the Lender may require.

      26. Representations and Warranties. Each Borrower hereby represents and warrants to the Lender as follows:

            (a) Each Borrower has all requisite power and authority to execute this Amendment and the Revolving Note and to perform all of its obligations hereunder, and this Amendment and the Revolving Note have been duly executed and delivered by each Borrower and constitutes the legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms.

            (b) The execution, delivery and performance by each Borrower of this Amendment and the Revolving Note have been duly authorized by all necessary corporate action and does not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to either Borrower, or the articles of incorporation or by-laws of either Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which either Borrower is a party or by which either Borrower or its properties may be bound or affected.

            (c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

      27. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

      28. No Other Waiver. Except as set forth in Paragraph 21 hereof, the execution of this Amendment and acceptance of the Revolving Note and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

      29. Release. Each Borrower, and the Guarantor by signing the Acknowledgment and Agreement of Guarantor set forth below, and the Subordinated Creditor by signing the Acknowledgment and Agreement of Subordinated Creditor set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Borrower or such Guarantor or such Subordinated Creditor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

      30. Costs and Expenses. Each Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, each Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. Each Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by such Borrower, make a loan to such Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under Paragraph 24 hereof.

      31. Joint and Several Liability. All obligations of SANZ and Solunet under this Amendment shall be joint and several. All references to the term "Borrower" herein shall refer to each of them separately and to both or all of them jointly and each such Person shall be bound both severally and jointly with the other. Each of SANZ and Solunet is responsible for all of the Borrower obligations under this Amendment. Notices from the Lender to either Borrower shall constitute notice to both. Directions, instructions, representations, warranties or covenants made by either Borrower to the Lender shall be binding on both.

      32. Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

             [The remainder of this page intentionally left blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

WELLS FARGO BUSINESS CREDIT, INC.                                  SANZ INC.



By:      /s/ Pamela R. Klempel             By:   /s/ John Jenkins
         -------------------------               ----------------
Name:    Pamela R. Klempel                 Name: John Jenkins
Its:     Vice President                    Its:  President


                                           SOLUNET STORAGE, INC.



                                           By:    /s/ Robert C. Ogden
                                                  -----------------------
                                           Name:  Robert C. Ogden
                                           Its:   Chief Financial Officer

                    ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR


      The undersigned, a guarantor of the indebtedness of SANZ Inc., formerly known as Storage Area Networks, Inc., ("SANZ") to Wells Fargo Business Credit, Inc. (the "Lender") pursuant to a separate Guaranty dated as of May 31, 2001 (the "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment;
(ii) consents to the addition of Solunet Storage, Inc. ("Solunet") as a Borrower under the Credit Agreement and Guaranty and agrees and acknowledges that the Guaranty extends to the obligations of Solunet to the Lender to the same extent, in the same manner and on the same terms as to SANZ; (iii) consents to the terms (including without limitation the release set forth in Paragraph 29 of the Amendment and to the addition of Solunet as a Borrower) and execution thereof;
(iv) reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (v) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty for all of the Borrower's present and future indebtedness to the Lender.

                               SAN HOLDINGS, INC.



                               By:   /s/ John Jenkins
                                     ----------------
                               Name: John Jenkins
                               Its:  President

              ACKNOWLEDGMENT AND AGREEMENT OF SUBORDINATED CREDITOR


      The undersigned, a subordinated creditor of SANZ Inc., formerly known as Storage Area Networks, Inc., (the "Borrower") to Wells Fargo Business Credit, Inc. (the "Lender") pursuant to a Subordination Agreement dated as of January 17, 2002 (the "Subordination Agreement"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Paragraph 29 of the Amendment) and execution thereof;
(iii) reaffirms its obligations to the Lender pursuant to the terms of its Subordination Agreement; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Loan Documents and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the obligations of the undersigned under its Subordination Agreement.

                               SAN HOLDINGS, INC.



                               By:      /s/ John Jenkins
                                        ----------------
                               Name:    John Jenkins
                                        Its: President

                  Exhibit A-1 to Credit and Security Agreement
                       AMENDED AND RESTATED REVOLVING NOTE

$12,000,000                                                     Denver, Colorado
                                                                  March 29, 2005

For value received, the undersigned, SANZ INC., a Colorado corporation (the "Borrower"), hereby promises to pay on the Termination Date under the Credit Agreement (defined below), to the order of WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), at its main office in Denver, Colorado, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Twelve Million Dollars ($12,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Advances made by the Lender to the Borrowers under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement dated as of May 31, 2001 (as the same has been and may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") by and among the Lender, the Borrower and Solunet Storage, Inc. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

This Note has been executed and delivered in substitution for and not in repayment of (i) the Revolving Note of the Borrower dated May 31, 2001; (ii) the Amended and Restated Revolving Note of the Borrower dated July 1, 2002; (iii) the Amended and Restated Revolving Note of the Borrower dated March 31, 2003 and
(iii) the Amended and Restated Revolving Note of the Borrower dated September 22, 2003 and is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Revolving Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                            SANZ INC.

                                            By: /s/ John Jenkins
                                                ----------------
                                            Name:   John Jenkins
                                            Its:    President

                  Exhibit A-2 to Credit and Security Agreement
                                 REVOLVING NOTE

$12,000,000                                                     Denver, Colorado
                                                                  March 29, 2005

For value received, the undersigned, SOLUNET STORAGE, INC., a Delaware corporation (the "Borrower"), hereby promises to pay on the Termination Date under the Credit Agreement (defined below), to the order of WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), at its main office in Denver, Colorado, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Twelve Million Dollars ($12,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Advances made by the Lender to the Borrowers under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement dated as of May 31, 2001 (as the same has been and may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") by and among the Lender, the Borrower and SANZ Inc. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Revolving Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                            SOLUNET STORAGE, INC.

                                            By: /s/ Robert C. Ogden
                                                -------------------------
                                            Name: Robert C. Ogden
                                            Its:  Chief Financial Officer

                   Exhibit B to Credit and Security Agreement

                             COMPLIANCE CERTIFICATE


To:      Aida Sunglao-Canlas
         Wells Fargo Business Credit, Inc.

Date:    __________________, 200__

Subject: SANZ Inc. and Solunet Storage, Inc.
         Financial Statements

      In accordance with our Credit and Security Agreement dated as of May 31, 2001, as amended by (i) the First Amendment to Credit and Security Agreement and Waiver of Defaults dated as of January 17, 2002; (ii) the Second Amendment to Credit and Security Agreement dated as of July 1, 2002; (iii) the Third Amendment to Credit and Security Agreement dated as of August 15, 2002; (iv) the Fourth Amendment to Credit and Security Agreement and Waiver of Defaults dated as of March 31, 2003; (v) the Fifth Amendment to Credit and Security Agreement and Waiver of Defaults dated as of September 22, 2003; (vi) the Sixth Amendment to Credit and Security Agreement dated as of February 12, 2004; (vii) the Seventh Amendment to Credit and Security Agreement and Waiver of Defaults dated as of September 3, 2004; (viii) the Eighth Amendment to Credit and Security Agreement and Waiver of Defaults dated as of October 29, 2004; and (ix) the Ninth Amendment to Credit and Security Agreement and Waiver of Defaults dated as of March __, 2005 (as so amended, the "Credit Agreement"), attached are the financial statements of SANZ Inc. and Solunet Storage, Inc. (together, the "Borrower") as of and for ________________, 200__ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

      I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower's financial condition and the results of its operations as of the date thereof.

      Events of Default. (Check one):

      |_| The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

      |_| The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

         I hereby certify to the Lender as follows:

      |_| The Reporting Date does not mark the end of one of the Borrower's fiscal quarters, hence I am completing only paragraph __ below.

      |_| The Reporting Date marks the end of one of the Borrower's fiscal quarters, hence I am completing all paragraphs below except paragraph ___.

      |_| The Reporting Date marks the end of the Borrower's fiscal year, hence I am completing all paragraphs below.

      Financial Covenants.

      I further hereby certify as follows:

      1. Minimum Net Income. Pursuant to Section 6.12 of the Credit Agreement, as of the Reporting Date the Borrower's Net Income was $____________ which satisfies does not satisfy the requirement that such amount be not less than $_____________ on the Reporting Date as set forth in table below:

                        Period                          Minimum Net Income
          Three months ending March 31, 2005                ($300,000)
            Six months ending June 30, 2005                 ($250,000)
         Nine months ending September 30, 2005                 $0
        Twelve months ending December 31, 2005               $300,000

      2. Minimum Cash Infusion. Pursuant to Section 6.12 of the Credit Agreement, as of the Reporting Date the Borrower has received a cash infusion in the amount of $____________ which satisfies does not satisfy the requirement that such amount be not less than $_____________ on the Reporting Date as calculated pursuant to that Section.

      3. Minimum Book Net Worth Plus Subordinated Debt. Pursuant to Section 6.13 of the Credit Agreement, as of the Reporting Date, the Borrower's Book Net Worth plus Subordinated Debt was $____________ which satisfies does not satisfy the requirement that such amount be not less than $_____________ on the Reporting Date as set forth in table below:

                     Period                         Minimum Book Net Worth Plus
                                                         Subordinated Debt
                 March 31, 2005                             $26,231,447
                 April 30, 2005                             $25,845,023
                  May 31, 2005                              $25,370,393
                  June 30, 2005                             $26,281,447
                  July 31, 2005                             $26,041,364
                 August 31, 2005                            $25,645,398

               September 30, 2005                           $26,531,447
                October 31, 2005                            $26,277,279
                November 30, 2005                           $25,910,771
   December 31, 2005 and each month thereafter              $26,831,447

      4. Minimum Average Availability. Pursuant to Section 6.14 of the Credit Agreement, the Borrower's average Availability (which calculation will be based on a trailing three-month average) for the month ending on the Reporting Date was $____________, which satisfies does not satisfy the requirement that such amount be not less than $500,000 during such period, which amount may be adjusted at the sole discretion of the Lender.

      5. Payments from SANZ Inc. to Solunet Storage, Inc. Pursuant to Section 7.4(c) of the Credit Agreement, SANZ Inc. has made the following payments to Solunet Storage, Inc. since the last Reporting Date, and as of the Reporting Date, the Borrower is is not in compliance with Section 7.4(c) of the Credit Agreement concerning payments from SANZ Inc. to Solunet Storage, Inc.

            [Borrower to list each payment, the SANZ Availability and SANZ's Book Net Worth after each payment]

      6. Capital Expenditures. Pursuant to Section 7.10 of the Credit Agreement, for the year-to-date period ending on the Reporting Date, the Borrower has expended or contracted to expend during the _____________ year ended ______________, 20___, for Capital Expenditures, $__________________ in the
aggregate, which satisfies does not satisfy the requirement that such expenditures not exceed $1,500,000 in the aggregate during such year.

      7. Salaries. As of the Reporting Date, the Borrower is is not in compliance with Section 7.17 of the Credit Agreement concerning salaries.

      Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

                                       SANZ INC.
                                       SOLUNET STORAGE, INC.


                                       By:
                                            ------------------------
                                       Its:  Chief Financial Officer

                             Exhibit C to Amendment


                            SOLUNET LOCKBOX AGREEMENT

               WHOLESALE LOCKBOX AND COLLECTION ACCOUNT AGREEMENT

(Lender Collection Account - ACH Debit Entry Transfers)

This Wholesale Lockbox and Collection Account Agreement ("Agreement"), dated as of the date specified at the end of this Agreement, by and among Solunet Storage, Inc. ("Borrower"), Wells Fargo Business Credit, Inc. ("Lender"), Wells Fargo Bank, National Association, in its capacity as lockbox processor ("Lockbox Processor"), and Wells Fargo Bank, National Association, in its capacity as depository bank ("Depository Bank"), sets out (i) the terms and conditions under which Lockbox Processor and Depository Bank will provide their lockbox service ("Lockbox Service") to Borrower and Lender with respect to the post office lockbox of Borrower at Lockbox Processor (the "Lockbox"), (ii) the terms and conditions under which Depository Bank will provide its collection account service (the "Collection Account Service") to Borrower and Lender with respect to Lender's wholesale demand deposit account specified at the end of this document (the "Lender Account"), and (iii) the rights of Borrower and Lender, and the obligations of Depository Bank and Lockbox Processor to Borrower and Lender, with respect to the Lockbox and the Lender Account.

1. Origin of Lender's Interest in the Lockbox Remittances. Borrower has entered into a financing agreement with Lender in which Borrower has granted to Lender a security interest in Borrower's present and future accounts receivable and all proceeds thereof, and Borrower has agreed that all collections and proceeds of such accounts receivable shall be remitted in kind to Lender. Accounts receivable will be sent by account debtors of Borrower to the Lockbox for deposit by Lockbox Processor into the Lender Account. (When such accounts receivable have been received in the Lockbox they will be referred to in this Agreement as the "Remittances" and when the Remittances have been deposited into the Lender Account as provided in this Agreement they will be referred to in this Agreement, together with all other proceeds of the collateral security granted to Lender that are deposited in the Lender Account, as the "Account Funds"). Lender and Borrower would like to use the Collection Account Service to block Borrower's access to the Lender Account and to provide daily transfers of ledger balances in the Lender Account to Lender's account with Wells Fargo Bank, National Association.

2. Commencement of Lockbox Service. The Lockbox Service will start on the date arranged by Depository Bank and Lockbox Processor with Lender if the following events have occurred before such date:

      (a) Lockbox Processor has assigned the Lockbox to Borrower with the number and at the address specified by Lockbox Processor to Depository Bank, Lender and Borrower;

      (b)   The Lender Account has been opened and is in good standing;

      (c) Lender has designated to Lockbox Processor in Exhibit "A" the acceptable names or designations of payees on checks deposited through the Lockbox Service, the procedures for handling returned checks and restrictive notations on checks, and the processing options selected by Lender for the Lockbox Service; and

      (d) Borrower and Lender have provided to Lockbox Processor and Depository Bank such other information and documents as Lockbox Processor or Depository Bank request to enable Lockbox Processor and Depository Bank to commence and operate the Lockbox Service and the Collection Account Service for Borrower and Lender.

3. Access to Remittances, Lockbox and Account Funds. Borrower will not have access to any Remittances unless such access is specifically provided in this Agreement or is specifically authorized by Lender in writing. Lockbox Processor, as the agent of Lender, will have exclusive access to the Lockbox. Lockbox Processor will give appropriate instructions concerning the Lockbox and the Remittances to the United States Post Office where the Lockbox is located, and will not revoke such instructions without the prior written consent of Lender. All Account Funds shall be the sole and exclusive property of Lender withdrawable from the Lender Account only by Lender as provided in this Agreement or in the account documentation pursuant to which the Lender Account was opened. Borrower will have no interest in, or any control over, any Account Funds, and Account Funds shall not bear interest. Except as provided in this Agreement, the Lender Account will not be subject to deductions, setoff, banker's lien, or any other right in favor of any person other than Lender.

4. Processing Lockbox Mail. Each day that Lockbox Processor offers the Lockbox Service, Lockbox Processor or its subcontractor will pick up at, and transport from, the Lockbox the Remittances, and, except as otherwise specifically provided in this Agreement, Lockbox Processor will open such Remittances and process such Remittances in accordance with the Lockbox Processing Procedures attached to this Agreement as Exhibit "A" ("Processing Procedures"). Borrower agrees to instruct its customers and other obligors not to send cash to the Lockbox. Lockbox Processor will not comply with any instruction or request of Borrower altering the Procedures unless such instruction or request is agreed to in writing by Lender or is supported by a court order. At the written request of Lender, with or without the consent of Borrower, Lockbox Processor will stop processing Remittances and will send all such Remittances unopened to Lender, or to Borrower if Lender so instructs Lockbox Processor in writing. Lender and Borrower agree that Lockbox Processor will have no liability whatsoever with respect to Remittances after they are sent to Lender, or to Borrower in accordance with Lender's written instructions.

5. Deposits and Confirmations. Borrower and Lender authorize Lockbox Processor to endorse checks and other payment instruments received at the Lockbox and to deposit such items into the Lender Account as provided in the Processing Procedures, even though such checks and other payment instruments may be made payable to Borrower. Lockbox Processor will provide to Lender and to Borrower an advice of deposits credited to the Lender Account at their respective addresses specified at the end of this Agreement for advice of deposits and statements. Depository Bank will provide to Lender and to Borrower Depository Bank's regular statement covering deposits to and withdrawals from the Lender Account at their respective addresses specified at the end of this Agreement for advice of deposits and statements. Borrower and/or Lender agree to notify Depository Bank's Service Center, whose address and telephone number will be given to Borrower and Lender, (a) of any error in an advice of deposit within thirty (30) calendar days after Borrower and/or Lender receive such advice of deposit and (b) of any error in a bank statement within thirty (30) calendar days after Borrower and/or Lender receive such bank statement. The liability of Lockbox Processor and Depository Bank for such errors is limited as provided in Section 21 of this Agreement.

6. Account Documentation. Borrower and Lender understand that this Agreement covers the Lockbox Service and, except as specifically provided in this Agreement, does not cover the handling of the Lender Account. Except as otherwise specifically provided in this Agreement, the Lender Account will be handled and items drawn on or deposited into the Lender Account will be processed by Depository Bank, and not Lockbox Processor, as Depository Bank would perform such responsibilities with respect to any other demand deposit account maintained at Depository Bank. As a result, the Lender Account will be subject to, and Depository Bank's operation of the Lender Account will be in accordance with, the terms and provisions of Depository Bank's deposit account opening documentation and other Depository Bank account related documentation (collectively, "Account Documentation"), including, but not limited to, Depository Bank's demand deposit account disclosure statement for the Lender Account as in effect and delivered to Lender from time to time, a copy of which Borrower and Lender acknowledge having received. Notwithstanding any provisions of any Account Documentation, however, all Account Funds shall be the sole and exclusive property of Lender.

7. Customer Service. Borrower and Lender understand that Depository Bank, and not Lockbox Processor, will provide customer service for the Lockbox Service. As a result, any questions or problems that Borrower or Lender have with respect to the Lockbox Service should be addressed to Depository Bank's Service Center. Depository Bank will facilitate the resolution of any problem between Borrower or Lender and Lockbox Processor, but Borrower and Lender understand that Lockbox Processor will be solely responsible for any problems caused by its performance or failure to perform the Lockbox Service.

8. Returned Items. All checks or other items credited to the Lender Account and returned to Depository Bank unpaid for any reason will be handled by Depository Bank in the following manner:

      (a) Any check with a face amount less than One Thousand Dollars ($1,000.00) which is returned because of insufficient funds will automatically be redeposited by Depository Bank a second time.

      (b) Any check which has been returned a second time or which is returned for reasons other than insufficient funds or which has a face amount of One Thousand Dollars ($1,000.00) or more and is returned for insufficient funds will be charged back to Borrower's wholesale demand deposit account maintained with Depository Bank specified at the end of this Agreement (the "Borrower Account").

      (c) If there are insufficient funds in the Borrower Account to cover any chargeback, Lender agrees that Depository Bank may charge the Lender Account for the amount of the insufficiency, up to the amount of the returned items. If there are insufficient funds in the Lender Account, Borrower and Lender agree to pay the amount of the chargeback to the Lender Account, in immediately available funds, within one business day after receipt of physical evidence of said chargeback sent by facsimile to Borrower and Lender at their facsimile numbers specified below.

      (d) Any returned checks and debit memos with respect to returned checks will be sent to Borrower.

9. ACH Debit Transfers from Lender Account. On each day when Depository Bank is open for business (a "Banking Day") during the term of this Agreement, at the specific request of Lender, Depository Bank will process automated clearing house debits to the Lender Account initiated by banks other than Depository Bank for transfers of funds out of the Lender Account (each an "ACH Debit") so long as any such ACH Debit does not exceed the ledger balance in the Lender Account at the end of the Banking Day immediately preceding the date on which the ACH Debit is initiated. These transfers will be made to Lender if Lender's account is the transfer-to account specified in the ACH Debits by the initiating bank. Lender agrees to pay to Depository Bank immediately on demand, without setoff or counterclaim, the amount of any overdraft in the Lender Account caused by an ACH Debit exceeding the ledger balance in the Lender Account at the time such ACH Debit settles.

10. Delays in Making ACH Debit Transfers. Lender and Borrower understand that an ACH Debit transfer may be delayed or not made if (a) the transfer would cause Depository Bank to exceed any limitation on its intra-day net funds position established in accordance with Federal Reserve or other regulatory guidelines or to violate any other Federal Reserve or other regulatory risk control program, or (b) the funds transfer would otherwise cause Depository Bank to violate any applicable law or regulation. If an ACH Debit transfer cannot be made or will be delayed, Depository Bank will attempt to notify Lender by telephone. Notwithstanding anything to the contrary in this Section 10, Depository Bank agrees that its response to any court order or other legal process, to the claim of any party in bankruptcy, or the adverse claim of any individual or entity not a party to this Agreement shall be made in accordance with the provisions of Sections 16 and 18 hereof.

11. Reliance on Account Number of ACH Debit Transfer Beneficiary. If the bank initiating an ACH Debit out of the Lender Account indicates a name and an identifying number for the bank of the person or entity to receive the ACH Debit transfer, Lender and Borrower understand that Depository Bank will rely on the number indicated by the initiating bank even if that number identifies a bank different from the named bank. If the bank initiating an ACH Debit out of the Lender Account indicates a name and an account number for the person or entity to receive the ACH Debit transfer, Lender and Borrower understand that Depository Bank and the initiating bank may rely on the indicated account number even if that account number is not the account number for the person or entity who is to receive the transfer.

12. Reporting Errors in Transfers. If Lender or Borrower learns of any error in an ACH Debit transfer or any unauthorized funds transfer, then the party learning of such error or unauthorized transfer (the "Informed Party") must notify Depository Bank as soon as possible by telephone at
      (800) AT-WELLS (which is a recorded line), and provide written confirmation to Depository Bank of such telephonic notice within two Business Days at the address given for Depository Bank on the signature page of this Agreement. In no case may such notice to Depository Bank by an Informed Party be made more than thirty (30) calendar days after Depository Bank's first confirmation of an ACH Debit transfer or other funds transfer to such Informed Party, whether such first confirmation consists of the regular monthly statement for the Lender Account or otherwise. If a funds transfer is made in error and Depository Bank suffers a loss because Lender or Borrower breached its agreement to notify Depository Bank of such error within this thirty (30) calendar day period, then the party or parties which breached this agreement shall be obligated to reimburse Depository Bank for such loss promptly upon demand by Depository Bank; provided, however, that in the event both Lender and Borrower breach this notification requirement, Lender shall not be obligated to reimburse Depository Bank for such loss unless Borrower fails to satisfy Depository Bank's demand for such reimbursement within fifteen
      (15) calendar days after such demand is made on Borrower.

13. Contacts. Any contacts regarding operational matters with any party to this Agreement shall be made to the person and address specified below for advice of deposits and statements.

14. Depository Bank Fees. Borrower agrees to pay the fees for the Collection Account Service charged by Depository Bank (the "Depository Bank Fees"), which fees will be based on the charges specified in the standard collection account fee schedule current at the time the fees are charged. As changes in Depository Bank's operating costs, procedural requirements or service volumes affect future costs of processing, Depository Bank will periodically review the Depository Bank Fees. Should the results of such periodic review warrant adjustment of the Depository Bank Fees, Borrower and Lender will receive a minimum of thirty (30) calendar day's written notice prior to implementing such adjustment. Depository Bank will collect the Depository Bank Fees by debiting the Borrower Account for the amount of the Depository Bank Fees, without prior notice to Borrower or Lender, on the day such Depository Bank Fees are due. Lender agrees to pay the Depository Bank Fees within thirty (30) calendar days after Lender receives a billing statement from Depository Bank for such fees, without setoff or counterclaim, to the extent that Depository Bank is unsuccessful in any attempt to automatically debit such fees from the Borrower Account.

15. Lockbox Processor Fees. Borrower agrees to pay the fees for the Lockbox Service charged by Lockbox Processor (the "Lockbox Processor Fees"), which fees for the standard lockbox processing procedures will be based on the charges specified in that standard Lockbox Fee Schedule of Lockbox Processor current at the time the fees are charged. As changes in Lockbox Processor's operating costs, procedural requirements or service volumes affect future costs of processing, Lockbox Processor will periodically review the Lockbox Processor Fees. Should the results of such periodic review warrant adjustment of the Lockbox Processor Fees, Borrower and Lender will receive a minimum of thirty (30) calendar day's written notice prior to implementing such adjustment. Depository Bank will collect the Lockbox Processor Fees on behalf of Lockbox Processor by debiting the Borrower Account for the amount of the Lockbox Processor Fees, without prior notice to Borrower or Lender, on the day such Lockbox Processor Fees are due. Lender agrees to pay the Lockbox Processor Fees within thirty
      (30) calendar days after Lender receives a billing statement from Depository Bank for such fees, without setoff or counterclaim, to the extent that Depository Bank is unsuccessful in any attempt to automatically debit such fees from the Borrower Account.

16. Court Order. If Lockbox Processor or Depository Bank is served with a court order which affects the Lockbox or the Lender Account, Lockbox Processor or Depository Bank, as the case may be, will act in accordance with such court order. Subject to the provisions of Section 18, neither Lockbox Processor nor Depository Bank shall, in response to the adverse claim of Borrower or any third party, have the right to place a hold, nor will it place a hold, on funds in, or in the process of being deposited to, the Lockbox or the Lender Account, and Lockbox Processor and Depository Bank will process the Remittances and Account Funds in strict accordance with the terms and conditions of this Agreement, unless and until either Lockbox Processor or Depository Bank, as the case may be, receives a court order to the contrary, whether issued by a U.S. Bankruptcy Court or any other court of competent jurisdiction. Lender represents, warrants, and agrees that upon filing of voluntary or involuntary proceedings under the U.S. Bankruptcy Code involving Borrower, Lender shall at all times comply with applicable bankruptcy statutes, rules, and other laws as they may relate to the Remittances and Account Funds.

17. Ownership of Specifications, Records, Systems and Programs. Borrower and Lender agree that any specifications, records, systems and programs, including, among other things, computer software programs, which are utilized or developed by Lockbox Processor or Depository Bank in connection with the Service or this Agreement are and will remain the sole property of Lockbox Processor and Depository Bank.

18. Claims, Legal Process and Notices. If Depository Bank or Lockbox Processor receives any claim, notice, legal process or court order relating to the Remittances, the Lockbox, the Account Funds or the Lender Account, Depository Bank or Lockbox Processor, as the case may be, will notify Lender and Borrower of such receipt, unless Depository Bank or Lockbox Processor know that Lender, with respect to so notifying Lender, or Borrower, with respect to so notifying Borrower, are already aware of such claim, notice, legal process or court order. Depository Bank or Lockbox Processor, as the case may be, will notify Lender of such process, claim or notice prior to its compliance. Lender and Borrower understand and agree that Depository Bank and Lockbox Processor will comply with any such legal process, legal notice or court order it receives (including, without limitation, any summons, subpoena, levy, garnishment, or withholding order) if Depository Bank or Lockbox Processor determines in its sole discretion that such legal process, legal notice or court order is legally binding on it. If any claim or notice received by Depository Bank or Lockbox Processor is not legally binding on it, as determined in its sole discretion, Depository Bank and Lockbox Processor agree to follow any instructions of Lender to comply or not comply with such claim or notice if (a) such instructions are given promptly after Lender is notified of such claim or notice and (b) such instructions do not require Depository Bank or Lockbox Processor to violate any applicable law, regulation or court order. Borrower hereby irrevocably agrees that Depository Bank and Lockbox Processor are to follow any such instructions of Lender with respect to any such non-binding claim or notice even if such claim or notice is from Borrower. If Depository Bank or Lockbox Processor do not receive prompt instructions from Lender regarding compliance or non-compliance with any such non-binding claim or notice, Lender and Borrower agree that Depository Bank or Lockbox Processor may determine in its sole discretion to comply or not to comply with such claim or notice, except that neither Depository Bank nor Lockbox Processor will comply with any such claim or notice from Borrower conflicting with the terms of this Agreement.

19. Indemnification for Following Instructions. Lender and Borrower each agree that, notwithstanding any other provision of this Agreement, neither Depository Bank nor Lockbox Processor will be liable to Lender or Borrower for any losses, liabilities, damages, claims (including, but not limited to, third party claims), demands, obligations, actions, suits, judgments, penalties, costs or expenses, including, but not limited to, attorneys' fees, (collectively, "Losses and Liabilities") suffered or incurred by Lender or Borrower as a result of, or in connection with, (a) Depository Bank or Lockbox Processor following any instruction of Lender to comply or not comply with any non-binding claim or notice referred to in Section 18 of this Agreement, (b) if no such instruction from Lender is promptly received, Depository Bank or Lockbox Processor complying or not complying, as determined in its sole discretion, with any such non-binding claim or notice, (c) Depository Bank or Lockbox Processor following any other instruction or request of Lender, or (d) Depository Bank or Lockbox

      Processor complying with its obligations under this Agreement. Further, Borrower, and to the extent not paid by Borrower within fifteen (15) calendar days after demand, Lender, will indemnify Depository Bank and Lockbox Processor against any Losses and Liabilities Depository Bank or Lockbox Processor suffer or incur as a result of, or in connection with, any of the circumstances referred to in subsections (a) through (d) in the preceding sentence.

20. No Representations or Warranties of Lockbox Processor or Depository Bank. Depository Bank and Lockbox Processor will perform their obligations under this Agreement in a manner consistent with the quality provided when Depository Bank and Lockbox Processor perform similar services for their own account. However, neither Lockbox Processor nor Depository Bank, nor any subcontractor of either party, can be responsible for the errors, acts or omissions of others, such as communications carriers, correspondents or clearinghouses through which Lockbox Processor or Depository Bank may perform their obligations under this Agreement or receive or transmit information in performing their obligations under this Agreement. Further, neither Lockbox Processor nor Depository Bank, nor any subcontractor of either party, can be responsible for any loss, liability or delay caused by wars, failures in communications networks, labor disputes, work stoppages, legal constraints, fires, power surges or failures, earthquakes, civil disturbances, acts or omissions of the U.S. Postal Service, or other events beyond its control. NEITHER LOCKBOX PROCESSOR NOR DEPOSITORY BANK MAKES ANY EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE LOCKBOX SERVICE, THE COLLECTION ACCOUNT SERVICE, OR ANY OTHER SERVICE IT IS TO PERFORM UNDER THIS AGREEMENT OTHER THAN THOSE EXPRESSLY SPECIFIED IN THIS AGREEMENT.

21. Limitation of Liability. Borrower and Lender understand and agree that Lockbox Processor shall utilize a subcontractor to perform the Lockbox Service. If any party to this Agreement suffers or incurs any Losses and Liabilities as a result of, or in connection with, its or any other party's performance or failure to perform its obligations under this Agreement, the affected parties will negotiate in good faith in an effort to reach a mutually satisfactory allocation of such Losses and Liabilities, it being understood that neither Lockbox Processor nor Depository Bank will be responsible for any Losses and Liabilities due to any cause other than its own negligence or breach of this Agreement (or the negligence or breach of its subcontractor), in which case (a) if such negligence or breach is a failure by Lockbox Processor to deposit any check which should have been deposited pursuant to this Agreement, the liability of Lockbox Processor and its subcontractor liability shall be limited to direct money damages in an amount not to exceed interest on the amount of such check at a rate equal to the cost of funds (at a reserve adjusted daily interest rate which Depository Bank will determine) for the time period such amount is not in the Lender Account, which time period for the purpose of calculating such interest will not extend beyond the end of the thirty (30) calendar day notice period referred to in Section 5 of this Agreement, and (b) if such negligence or breach results from any other action or failure to act by Lockbox Processor or Depository Bank, or any subcontractor of either party, the liability of Lockbox Processor and Depository Bank, and any subcontractor of either party, shall be limited to direct money damages in an amount not to exceed ten (10) times all the Lockbox Processor Fees, in the case of the liability of Lockbox Processor and its subcontractor, or the Depository Bank Fees, in the case of the liability of Depository Bank and its subcontractor, charged or incurred during the calendar month immediately preceding the calendar month in which such Losses and Liabilities occurred (or, if no Lockbox Processor Fees or Depository Bank Fees were charged or incurred in the preceding month, the Lockbox Processor Fees or Depository Bank Fees, as the case may be, charged or incurred in the month in which the Losses and Liabilities occurred). Borrower, and to the extent not paid by Borrower within fifteen
      (15) calendar days after demand Lender within thirty (30) calendar days after demand, will indemnify Lockbox Processor and Depository Bank against any Losses and Liabilities suffered or incurred by Lockbox Processor or Depository Bank as a result of third party claims to the extent such Losses and Liabilities exceed the liability limitations specified in the preceding sentence. The limitation of Lockbox Processor's liability and Borrower's and Lender's indemnification of Lockbox Processor set forth above shall not be applicable to the extent any Losses and Liabilities of any party to this Agreement are directly caused by Lockbox Processor's gross negligence or willful misconduct. The limitation of Depository Bank's liability and Borrower's and Lender's indemnification of Depository Bank set forth above shall not be applicable to the extent any Losses and Liabilities of any party to this Agreement are directly caused by Depository Bank's gross negligence or willful misconduct. IN NO EVENT WILL LOCKBOX PROCESSOR, DEPOSITORY BANK OR LENDER, OR ANY SUBCONTRACTOR OF ANY SUCH PARTY, BE LIABLE FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, INDIRECT OR PUNITIVE DAMAGES, WHETHER ANY CLAIM IS BASED ON CONTRACT OR TORT, WHETHER THE LIKELIHOOD OF SUCH DAMAGES WAS KNOWN TO LOCKBOX PROCESSOR, DEPOSITORY BANK OR LENDER, OR ANY SUBCONTRACTOR OF ANY SUCH PARTY, AND REGARDLESS OF THE FORM OF THE CLAIM OR ACTION, INCLUDING, BUT NOT LIMITED TO, ANY CLAIM OR ACTION ALLEGING GROSS NEGLIGENCE, WILLFUL MISCONDUCT, FAILURE TO EXERCISE REASONABLE CARE OR FAILURE TO ACT IN GOOD FAITH. Any action against Lockbox Processor or Depository Bank by Borrower or Lender under or related to this Agreement or the Lockbox Service or the Collection Account Service must be brought within twelve (12) months after the cause of action accrues.

22. Amendments, Successors and Assigns. With the exception of price changes, which require written notice to Borrower and Lender, and changes to the funds transfer instructions in Section 9 of this Agreement, which require the written approval of only Lender, this Agreement, including the Processing Procedures, may not be modified or any provision thereof waived, except in a writing signed by all the parties to this Agreement. This Agreement shall be binding on the parties and their successors or assigns.

23. Termination. This Agreement, the Lockbox Service, and the other services to be provided under this Agreement may be terminated by Lender, Lockbox Processor or Depository Bank at any time by any of them giving thirty (30) calendar days prior written notice of such termination to the other parties to this Agreement at their contact addresses specified at the end of this Agreement; provided, however, that this Agreement, the Lockbox Service, the Collection Account Service, and the other services to be provided under this Agreement may be terminated immediately (a) upon written notice from Lockbox Processor or Depository Bank to the other and to Borrower and Lender should Lender fail to make any payment when due to Lockbox Processor or Depository Bank under the terms of this Agreement, or
      (b) upon written confirmation by Lockbox Processor or Depository Bank to the other and to Lender of receipt by Lockbox Processor or Depository Bank, as the case may be, of written notice from Lender requesting immediate termination of this Agreement. Borrower and Lender agree that the Lender Account may be closed as provided in the Account Documentation. The rights of Lockbox Processor and Depository Bank and the obligations of Borrower and Lender under Sections 6, 16, 18, 19, 20, 21 and 23 of this Agreement will survive the termination of this Agreement and/or the closure of the Lender Account, and any liability of any party to this Agreement, as determined under the provisions of this Agreement, with respect to acts or omissions of such party prior to such termination or closure will also survive such termination or closure. Upon any such termination or closure, (a) Lockbox Processor will close the Lockbox, (b) Lockbox Processor will dispose of the mail addressed to the Lockbox in the manner instructed by Lender for a period of three months after the termination date, unless arranged otherwise between Lender and Lockbox Processor, with Lockbox Processor's fees with respect to such disposition being prepaid directly to Lockbox Processor at the time of such termination by a check made payable to Lockbox Processor, and (c) all ledger balances in the Lender Account on the date of the closure of the Lender Account will be transferred to Lender as requested by Lender in writing to Depository Bank. Notice of termination shall be transmitted by Certified Mail, Return Receipt Requested, courier, or by personal delivery to the notice address designated at the end of this Agreement. No such termination shall impair the rights of any party with respect to items processed prior to the effective date of termination. Borrower may not terminate this Agreement without prior written consent of Lender.

24. Notices. All notices from one party to another shall be in writing, or be made by a telecommunications device capable of creating a written record, shall be delivered to Borrower, Lender, Lockbox Processor and/or Depository Bank at their addresses for all notices specified at the end of this Agreement, or any other address of any party notified to the other parties in writing, and shall be effective upon receipt. Any notice sent by one party to this Agreement to another party shall also be sent to the other parties to this Agreement. Lockbox Processor and Depository Bank are authorized by Borrower and Lender to act on any instructions and notices received by Lockbox Processor or Depository Bank if (a) such instructions or notices purport to be made in the name of Lender, (b) Lockbox Processor or Depository Bank reasonably believes that they are so made, and (c) they do not conflict with the terms of this Agreement, including, but not limited to, the Processing Procedures, as such terms may be amended from time to time, unless such conflicting instructions or notices are supported by a court order.

25. Usury. It is never the intention of Depository Bank or Lockbox Processor to violate any applicable usury or interest rate laws. Depository Bank does not agree to, or intend to contract for, charge, collect, take, reserve or receive (collectively, "charge or collect") any amount in the nature of interest or in the nature of a fee, penalty or other charge which would in any way or event cause Depository Bank to charge or collect more than the maximum Depository Bank would be permitted to charge or collect by any applicable federal or state law. Lockbox Processor does not agree to, or intend to contract for, charge or collect any amount in the nature of interest or in the nature of a fee, penalty or other charge which would in any way or event cause Lockbox Processor to charge or collect more than the maximum Lockbox Processor would be permitted to charge or collect by any applicable federal or state law. Any such excess interest or unauthorized fee shall, notwithstanding anything stated to the contrary in this Agreement, be applied first to reduce the amount owed, if any, and then any excess amounts will be refunded.

26. Successors and Assigns. Neither Borrower nor Lender may assign or transfer its rights or obligations under this Agreement to any person or entity without the prior written consent of Lockbox Processor and Depository Bank, which consent will not be unreasonably withheld. Neither Depository Bank nor Lockbox Processor may assign its rights or obligations under this Agreement to any person or entity without the prior written consent of Lender, which consent will not be unreasonably withheld; provided, however, that no such consent will be required if, in the case of Depository Bank, the assignee is a bank affiliate of Depository Bank or, in the case of Lockbox Processor, the assignee is a subcontractor hired by Lockbox Processor to perform some or all of the Remittance processing obligations of Lockbox Processor under this Agreement.

27. Governing Law. Borrower and Lender understand that Lockbox Processor's provision of the Lockbox Service and Depository Bank's provision of the Collection Account Service and the other services it is to provide under this Agreement are subject to federal laws and regulations. To the extent that such federal laws and regulations are not applicable, this Agreement shall be governed by and be construed in accordance with the laws of the State of California.

28. Severability. To the extent that this Agreement, the Lockbox Service or the other services to be provided under this Agreement are inconsistent with, or prohibited or unenforceable under, any applicable law or regulation, they will be deemed ineffective only to the extent of such prohibition or unenforceability and be deemed modified and applied in a manner consistent with such law or regulation. Any provision of this Agreement which is deemed unenforceable or invalid in any jurisdiction shall not affect the enforceability or validity of the remaining provisions of this Agreement or the same provision in any other jurisdiction.

29. Entire Agreement. This Agreement, together with the Account Documentation, contains the entire and only agreement among any or all of the parties to this Agreement with respect to (a) the services to be provided by Lockbox Processor and Depository Bank under this Agreement, (b) the interest of Lender and Borrower in the Remittances, the Lockbox, the Account Funds and the Lender Account, and (c) the obligations of Lockbox Processor and Depository Bank to Lender and Borrower in connection with the Remittances, the Lockbox, the Account Funds and the Lender Account, except that Lender and Borrower may have one or more agreements between themselves concerning such subject matter, which shall not be binding on, or affect Lockbox Processor or Depository Bank in any way, and with which neither Lockbox Processor nor Depository Bank need be concerned.

                            [SIGNATURE PAGE FOLLOWS]

This Agreement has been signed by the duly authorized officers or representatives of each of the parties to this Agreement on the date specified below.

Date:  March __, 2005


Lender Account Number:  Account No. [                   ], ABA No. 121000248

Borrower Account Number:  Account No. [                   ], ABA No. 121000248


SOLUNET STORAGE, INC.                                     WELLS FARGO BUSINESS CREDIT, INC.

By:                                                       By:
     ------------------------------------------------          ----------------------------------------------------
Name:  Robert C. Ogden                                    Name:  Pamela R. Klempel
Title:  Chief Financial Officer                           Title:  Vice President


Address:                                                  Address:
9800 Mt. Pyramid Ct., Suite 130                           MAC C7300-210
Englewood, CO  80112                                      1740 Broadway
Telephone:  (303) 660-3933                                Denver, Colorado  80274
Facsimile:  (303) 814-0693                                Telephone:  (303) 863-4842
                                                          Facsimile:  (303) 863-4904


WELLS FARGO BANK, N.A., as                                WELLS FARGO BANK, N.A., as Depository Bank
Lockbox Processor


By:                                                       By:
     ------------------------------------------------          ----------------------------------------------------
Name:                                                     Name:
       ----------------------------------------------            --------------------------------------------------
Title:                                                    Title:
        ---------------------------------------------             -------------------------------------------------


Address:                                                  Address:
MAC C301-037                                              MAC C301-037
1740 Broadway                                             1740 Broadway
Denver, CO  80274                                         Denver, CO  80274
Telephone:                                                Telephone:
            -----------------------------------------                 ---------------------------------------------
Facsimile:                                                Facsimile:
            -----------------------------------------                 ---------------------------------------------

               FOUR PARTY WHOLESALE LOCKBOX PROCESSING PROCEDURES

(Lender Collection Account - Exhibit "A")

THESE ARE THE PROCESSING PROCEDURES FOLLOWED BY THE LOCKBOX PROCESSOR ("LOCKBOX PROCESSOR") IN PERFORMING ITS LOCKBOX SERVICE. TERMS USED IN THESE PROCEDURES WILL HAVE THE MEANINGS GIVEN TO THEM IN THE WHOLESALE LOCKBOX AND COLLECTION ACCOUNT AGREEMENT.

1. Disposition of Remittance Materials. On each day that Lockbox Processor offers the Lockbox Service (a "Business Day"), Lockbox Processor will collect from the Lockbox the envelopes and other contents of the Lockbox. Lockbox Processor will open the envelopes and inspect any Remittances, Remittance statements, invoices, correspondence, checks, cash, papers, documents and other items in the envelopes. Unless otherwise requested by Lender and agreed to by Lockbox Processor, if cash is sent to the Lockbox with any materials sent to the Lockbox ("Remittance Materials"), the cash will be removed from the envelope containing the Remittance Materials and a credit advice of the amount of the cash will be placed in such envelope with the remainder of the envelope's contents. Except as otherwise specifically provided in these Procedures or in the Wholesale Lockbox and Collection Account Agreement signed by Lender (the "Agreement"), or as specifically requested by Lender and agreed to by Lockbox Processor, Lockbox Processor will not reconcile the checks, cash or other items in the envelopes to invoices, to Remittance statements or to any other documents or papers in the envelopes or elsewhere. After inspection, Lockbox Processor will process the checks and any cash in the envelopes as provided in this Section 1 and in Section 2 of these Procedures and, if provided in this Section 1 or Section 2, deposit such checks and cash in the Lender Account.

            (a) Checks Not to Be Deposited. Unless otherwise requested by Lender and agreed to by Lockbox Processor, Lockbox Processor will not deposit checks falling into any of the following five categories or checks which Lender has specifically instructed Lockbox Processor in writing not to deposit:

                  (i) Unacceptable Payees. Checks where the name or designation of the payee is not the name or designation specified as provided in these Procedures by Lender in writing to Lockbox Processor for acceptable payees or a reasonable variation of such name or designation.

                  (ii) Postdated and Staledated Checks. Checks which are
            postdated three or more days after the date they are collected from the Lockbox, postdated checks that would not be paid on presentation, and checks dated six months or more prior to the date they are collected from the Lockbox.

                  (iii) Indeterminable Amount. Checks where the correct amount of the check cannot be determined from the check and the documents accompanying the check or where the numerical and written amounts of the check are not the same and the envelope containing the check did not contain an invoice or a remittance statement or, if such were included, the amount of such invoice or remittance statement did not match either the numerical or written amount on the check.

                  (iv) Unidentified Drawer. Checks which do not bear the
            drawer's signature.

                  (v) Alterations. Checks with alterations; provided, however, that Lockbox Processor will only use its best efforts to catch such alterations and prevent deposits. As a result, Lockbox Processor will have no liability whatsoever, despite anything to the contrary in the Agreement, for its deposit of any check containing an alteration, unless such deposit results directly from the willful misconduct of Lockbox Processor's officers or employees.

            (b) Checks to Be Deposited. Unless Lender specifies otherwise in writing to Lockbox Processor, checks which do not fall into one of the five categories listed in Section 1(a) above will be deposited as provided in Section 2 below in the Lender Account, and checks falling into either of the following two categories will be deposited in the Lender Account after being processed as provided below, unless they also fall into one of the five categories listed in Section 1(a) above, in which case they will not be deposited.

                  (i) Discrepancies in Amount. Checks where the numerical and written amounts of the check are not the same, in which case the amount deposited will be that amount which corresponds to the amount on the invoice or Remittance statement enclosed in the envelope with the check. If the numerical and written amounts on any check are the same, but do not correspond to the amount on the invoice or Remittance statement enclosed in the envelope with the check, the check amount will be deposited.

                  (ii) Missing Date. Checks which are not dated, in which case the check will be deposited after being dated by Lockbox Processor as of the date it is collected from the Lockbox.

            (c) Restrictive Notations. Checks bearing restrictive notations, such as "Paid in Full," will be handled on a best efforts basis in accordance with the written request of Lender as agreed to by Lockbox Processor. As Lockbox Processor can only use its best efforts to comply with such instructions, Lockbox Processor will have no liability whatsoever, despite anything to the contrary in the Agreement, for its failure to comply with such instructions, unless such failure results directly from the willful misconduct of Lockbox Processor's officers or employees.

            (d) Foreign Checks. Checks drawn on a foreign bank or in a currency other than United States dollars may, at Lockbox Processor's sole discretion, be deposited.

2. Deposit of Checks and Cash. During each Business Day which is also a Banking Day Lockbox Processor will make deposits of the acceptable checks and cash received in the Lockbox by crediting the Lender Account for the amount of such checks and cash. Except as otherwise specifically provided in the Agreement, the normal and customary laws, rules, practices and procedures for handling deposits to checking accounts will apply to these Procedures and the Lockbox Service.

3. Advice of Deposits. Lockbox Processor will notify Lender and Borrower of each credit to the Lender Account by sending Lender and Borrower an advice of deposit to the Lender Account. If an advice of a deposit is inaccurate in any way when such advice is first received by Lender or Borrower, or if an advice of deposit for the Lender Account does not confirm a credit which should have been made during the time period covered by such advice, the party receiving the advice must notify Lockbox Processor of such inaccuracy or omission within thirty (30) calendar days after the date such advice of deposit is received.

4. Mailing Remittance Materials to Lender. Unless otherwise specified by Lender in writing to Lockbox Processor, (a) if an envelope sent to the Lockbox contains cash or checks which are deposited, Lockbox Processor will mail such envelope and the Remittance Materials enclosed in such envelope, including, but not limited to, photocopies, computer listings and deposit advices, to Borrower; and (b) if an envelope sent to the Lockbox contains checks which are not deposited, or no cash or checks at all, Lockbox Processor will mail such envelope and the Remittance Materials and any checks in such envelope to Lender. On a Banking Day when Lockbox Processor collects no cash or checks from the Lockbox, Lockbox Processor will send a statement to that effect to Lender and Borrower if Lender and/or Borrower so requests in writing.

5. Changes in Names or Designations of Payees. Borrower may at any time upon ten (10) calendar days prior written notice to Lockbox Processor request that a name or designation on the list of acceptable payees sent to Lockbox Processor be deleted or added, and Lockbox Processor will add or delete the name or designation if the request is acceptable to Lockbox Processor and is approved by Lender in writing. Listed below are the acceptable payees as directed by Lender:

      Solunet Storage, Inc.
      SANZ Federal
      Stornet Solutions

                             Exhibit D to Amendment


                          COLLECTION ACCOUNT AGREEMENT


                          COLLECTION ACCOUNT AGREEMENT

(Lender Collection Account - ACH Debit Entry Transfers)

This Collection Account Agreement (the "Agreement"), dated as of the date specified at the end of this Agreement, is entered into among Solunet Storage, Inc. ("Company"), Wells Fargo Business Credit, Inc. ("Lender") and Wells Fargo Bank, National Association ("Bank"), and sets forth the rights of Lender and the obligations of Bank with respect to the deposit account of Lender at Bank identified at the end of this Agreement as the "Collection Account".

1. Lender's Interest in Collection Account. Lender represents that it is either (i) a lender who has extended credit to Company and has been granted a security interest in the Collection Account or (ii) such a lender and the agent for a group of such lenders (the "Lenders"). Company hereby confirms, and Bank hereby acknowledges, the security interest granted by Company to Lender in all of Company's right, title and interest in and to the Collection Account and all sums now or hereafter on deposit in or payable or withdrawable from the Collection Account (the "Account Funds"). Except as specifically provided otherwise in this Agreement, Company has given Lender complete control over the Account Funds. Once deposited to the Collection Account, all Account Funds belong exclusively to Lender, and Company retains no further interest in them. Company and Lender would like to use the Collection Account Service of Bank described in this Agreement (the "Service") to further the arrangements between Lender and Company regarding the Collection Account and the Account Funds.

2. Access to Collection Account. Company agrees that it will not be able to make debits or withdrawals from the Collection Account, that it will not have access to the Collection Account or any Account Funds, and that Lender will have exclusive access to the Collection Account and Account Funds, except as specifically provided in this Agreement or as specifically agreed by Lender in writing.

3. Balance Reports. Bank agrees, at the telephone request of Lender on any Business Day (a day on which Bank is open to conduct its regular banking business, other than a Saturday, Sunday or public holiday), to make available to Lender a report ("Balance Report") showing the opening available balance in the Collection Account as of the beginning of such Business Day, either on-line or by facsimile transmission, at Bank's option. Lender and Company understand and agree that the opening available balance in the Collection Account at the beginning of any Business Day will be determined after deducting from the Collection Account the face amount of all Returned Items (as defined in Section 8 of this Agreement).

4. Transfers to Lender. At the specific request of Lender, Bank agrees that it will process each automated clearing house debit entry (each an "ACH Debit") initiated by a financial institution other than Bank for transfer of funds out of the Collection Account if (i) the electronic file information for such ACH Debit identifies the debiting entity by the same company code which Lender previously furnished to Depository Bank in writing, in which case the ACH Debit in question, for purposes of this Agreement, will be deemed to have been duly authorized by Lender, regardless of whether in fact it was so authorized, so long as Bank processes the ACH Debit in good faith, and (ii) such ACH Debit does not exceed the ledger balance in the Collection Account at the time the ACH Debit is to settle. Lender agrees to pay to Bank immediately on demand, without setoff or counterclaim, the amount of any overdraft in the Collection Account caused by an ACH Debit exceeding the ledger balance in the Collection Account at the time such ACH Debit settles. Bank, Lender and Company each agree that Bank will comply with instructions given to Bank by Lender directing disposition of funds in the Collection Account without further consent by Company, subject otherwise to the terms of this Agreement and Bank's standard policies, procedures and documentation in effect from time to time governing the type of disposition requested. Except as otherwise required by law, Bank will not agree with any third party to comply with instructions for disposition of funds in the Collection Account originated by such third party.

5. Delays in Making Funds Transfers. Lender and Company understand that an ACH Debit transfer may be delayed or not made if (a) the transfer would cause Bank to exceed any limitation on its intra-day net funds position established in accordance with Federal Reserve or other regulatory guidelines or to violate any other Federal Reserve or other regulatory risk control program, or (b) the ACH Debit transfer would otherwise cause Bank to violate any applicable law or regulation. If an ACH Debit transfer cannot be made or will be delayed, Bank will notify Lender by telephone.

6. Reliance on Identifying Numbers. If the financial institution ("ODFI") initiating an ACH Debit out of the Collection Account indicates a name and an identifying number for the financial institution ("RDFI") of the person or entity to receive the ACH Debit transfer, Lender and Company understand and agree that Bank may rely on the number indicated by the ODFI even if that number identifies an RDFI different than the one that has been named. If the ODFI indicates a name and an account number for the person or entity to receive the ACH Debit transfer, Lender and Company understand and agree that Bank may rely on the indicated account number even if that number is not the account number for the person or entity who is to receive the transfer.

7. Reporting Errors in Transfers. If Lender or Company learns of any erroneous or unauthorized ACH Debit transfer from the Collection Account, then the party learning of such erroneous or unauthorized transfer (the "Informed Party") must notify Bank as soon as possible by telephone at
      (800) AT-WELLS (which is a recorded line), and provide written confirmation to Bank of such telephonic notice within two Business Days at the address given for Bank on the signature page of this Agreement. In no case may such notice to Bank by an Informed Party be made more than fourteen (14) calendar days after such Informed Party learns of the erroneous or unauthorized transfer. If an ACH Debit transfer is made in error or without authorization and Bank suffers a loss because an Informed Party breached its agreement to notify Bank of such error within the time limits specified in this Section 7, then such Informed Party shall reimburse Bank for the loss promptly upon demand by Bank; provided, however, that in the event both Lender and Company breach this notification requirement, Lender shall not be obligated to reimburse Bank for the loss unless Company fails to satisfy Bank's demand for reimbursement within fifteen (15) calendar days after demand is made on Company.

8. Returned Item Amounts. Lender and Company understand and agree that the face amount ("Returned Item Amount") of each Returned Item will be paid by Bank debiting the Collection Account, without prior notice to Lender or Company. As used in this Agreement, the term "Returned Item" means (i) any item deposited to the Collection Account and returned unpaid, whether for insufficient funds or for any other reason, and without regard to the timeliness of such return or the occurrence or timeliness of any drawee's notice of non-payment; (ii) any item subject to a claim against Bank of breach of transfer or presentment warranty under the Uniform Commercial Code, as adopted in the applicable state; (iii) any automated clearing house ("ACH") entry credited to the Collection Account and returned unpaid or subject to an adjustment entry under applicable clearing house rules, whether for insufficient funds or for any other reason, and without regard to the timeliness of such return or adjustment; (iv) any credit to the Collection Account from a merchant card transaction, against which a contractual demand for chargeback has been made; and (v) any credit to the Collection Account made in error. Company agrees to pay all Returned Item Amounts immediately on demand, without setoff or counterclaim, to the extent there are not sufficient funds in the Collection Account to cover the Returned Item Amounts on the day they are to be debited from the Collection Account. Lender agrees to pay all Returned Item Amounts within thirty (30) calendar days after demand, without setoff or counterclaim, to the extent the Returned Item Amounts are not paid in full by Company within fifteen (15) calendar days after demand on Company by Bank, and to the extent Lender received proceeds from the corresponding Returned Items.

9. Bank Fees. Company agrees to pay all Bank's fees and charges for the maintenance and administration of the Collection Account and for the treasury management and other account services provided with respect to the Collection Account (collectively "Bank Fees"), including, but not limited to, the fees for (a) the Balance Reports provided on the Collection Account, (b) the wire transfer services received with respect to the Collection Account, (c) Returned Items, (d) funds advanced to cover overdrafts in the Collection Account (but without Bank being in any way obligated to make any such advances), and (e) duplicate bank statements on the Collection Account. The Bank Fees will be paid by Bank debiting one or more of the demand deposit operating accounts of Company at Bank specified at the end of this Agreement (the "Operating Accounts"). All such debits will be made on the Business Day that the Bank Fees are due without notice to Lender or Company. If there are not sufficient funds in the Operating Accounts to cover fully the Bank Fees on the Business Day they are debited from the Operating Accounts, or if no Operating Accounts are indicated at the end of this Agreement, such shortfall or the amount of such Bank Fees will be paid by Company sending Bank a check in the amount of such shortfall or such Bank Fees, without setoff or counterclaim, within fifteen (15) calendar days after demand of Bank. Lender agrees to pay the Bank Fees within thirty (30) calendar days after demand, without setoff or counterclaim, to the extent such Bank Fees are not paid in full by Company by check within fifteen (15) calendar days after demand on Company by Bank. Bank may, in its discretion, change the Bank Fees upon thirty (30) calendar days prior written notice to Company and Lender.

10. Account Documentation. Lender and Company agree that, except as specifically provided in this Agreement, the Collection Account will be subject to, and Bank's operation of the Collection Account will be in accordance with, the terms and provisions of Bank's deposit account agreement governing the Collection Account ("Account Agreement"), a copy of which Company and Lender acknowledge having received.

11. Bank Statements. Bank will, if so indicated on the signature page of this Agreement, send to Lender by United States mail, at the address indicated for Lender after its signature to this Agreement, duplicate copies of all bank statements on the Collection Account which are sent to Company. Company and/or Lender will have thirty (30) calendar days after receipt of a bank statement to notify Bank of an error in such statement. Bank's liability for such errors is limited as provided in the "Limitation of Liability" section of this Agreement.

12. Waiver of Rights. Bank hereby waives any right which Bank may have or acquire to apply any Account Funds against the payment of any indebtedness from time to time owing to Bank from Company, except for debits to the Collection Account permitted under this Agreement for the payment of Returned Item Amounts or Bank Fees.

13. Bankruptcy Notice; Effect of Filing. If Bank at any time receives notice of the commencement of a bankruptcy case or other insolvency or liquidation proceeding by or against Company (a "Bankruptcy Notice"), Bank will continue to comply with its obligations under this Agreement, except to the extent that any action required of Bank under this Agreement is prohibited under applicable bankruptcy laws or regulations or is stayed pursuant to the automatic stay imposed under the United States Bankruptcy Code or by order of any court or agency. With respect to any obligation of Lender hereunder which requires prior demand upon Company, the commencement of a bankruptcy case or other insolvency or liquidation proceeding by or against Company shall automatically eliminate the necessity of such demand upon Company by Bank, and shall immediately entitle Bank to make demand on Lender with the same effect as if demand had been made upon Company and the time for Company's performance had expired.

14. Legal Process, Legal Notices and Court Orders. Bank will comply with any legal process, legal notice or court order it receives if Bank determines in its sole discretion that the legal process, legal notice or court order is legally binding on it.

15. Indemnification for Following Instructions. Lender and Company each agree that, notwithstanding any other provision of this Agreement, Bank will not be liable to Lender or Company for any losses, liabilities, damages, claims (including, but not limited to, third party claims), demands, obligations, actions, suits, judgments, penalties, costs or expenses, including, but not limited to, attorneys' fees, (collectively, "Losses and Liabilities") suffered or incurred by Lender or Company as a result of or in connection with, (a) Bank complying with any binding legal process, legal notice or court order referred to in Section 14 of this Agreement,
      (b) Bank following any instruction or request of Lender, or (c) Bank complying with its obligations under this Agreement. Further, Company, and to the extent not paid by Company within fifteen (15) calendar days after demand, Lender, will indemnify Bank against any Losses and Liabilities Bank may suffer or incur as a result of or in connection with any of the circumstances referred to in clauses (a) through (c) of the preceding sentence.

16. No Representations or Warranties of Bank. Bank agrees to perform its obligations under this Agreement in a manner consistent with the quality provided when Bank performs similar services for its own account. However, Bank will not be responsible for the errors, acts or omissions of others, such as communications carriers, correspondents or clearinghouses through which Bank may perform its obligations under this Agreement or receive or transmit information in performing its obligations under this Agreement. Lender and Company also understand that Bank will not be responsible for any loss, liability or delay caused by wars, failures in communications networks, labor disputes, legal constraints, fires, power surges or failures, earthquakes, civil disturbances or other events beyond Bank's control. BANK MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE SERVICE OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT.

17. Limitation of Liability. In the event that Lender, Company or Bank suffers or incurs any Losses and Liabilities as a result of, or in connection with, its or any other party's performance or failure to perform its obligations under this Agreement, the affected parties shall negotiate in good faith in an effort to reach a mutually satisfactory allocation of such Losses and Liabilities, it being understood that Bank will not be responsible for any Losses and Liabilities due to any cause other than its own negligence or breach of this Agreement, in which case its liability to Lender and Company shall, unless otherwise provided by any law which cannot be varied by contract, be limited to direct money damages in an amount not to exceed ten (10) times all the Bank Fees charged or incurred during the calendar month immediately preceding the calendar month in which such Losses and Liabilities occurred (or, if no Bank Fees were charged or incurred in the preceding month, the Bank Fees charged or incurred in the month in which the Losses and Liabilities occurred). Company will indemnify Bank against all Losses and Liabilities suffered or incurred by Bank as a result of third party claims; provided, however, that to the extent such Losses and Liabilities are directly caused by Bank's negligence or breach of this Agreement such indemnity will only apply to those Losses and Liabilities which exceed the liability limitation specified in the preceding sentence. The limitation of Bank's liability and the indemnification by Company set out above will not be applicable to the extent any Losses and Liabilities of any party to this Agreement are directly caused by Bank's gross negligence or willful misconduct. IN NO EVENT WILL BANK BE LIABLE FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, INDIRECT OR PUNITIVE DAMAGES, WHETHER ANY CLAIM IS BASED ON CONTRACT OR TORT, WHETHER THE LIKELIHOOD OF SUCH DAMAGES WAS

      KNOWN TO BANK AND REGARDLESS OF THE FORM OF THE CLAIM OR ACTION, INCLUDING, BUT NOT LIMITED TO, ANY CLAIM OR ACTION ALLEGING GROSS NEGLIGENCE, WILLFUL MISCONDUCT, FAILURE TO EXERCISE REASONABLE CARE OR FAILURE TO ACT IN GOOD FAITH. Any action against Bank by Company or Lender under or related to this Agreement must be brought within twelve months after the cause of action accrues.

18. Termination. This Agreement and the Service may be terminated by Lender or Bank at any time by either of them giving thirty (30) calendar days prior written notice of such termination to the other two parties to this Agreement at their contact addresses specified after their signatures to this Agreement; provided, however, that this Agreement and the Service may be terminated immediately upon written notice from Bank to Company and Lender should Lender fail to make any payment when due to Bank from Lender under the terms of this Agreement. Lender and Company agree that the Collection Account may be closed by Bank as provided in the Account Agreement. Company's and Lender's obligation to report errors in ACH Debit transfers and bank statements and to pay the Bank Fees, as well as the indemnifications made, and the limitations on the liability of Bank accepted, by Company and Lender under this Agreement will continue after the termination of this Agreement and/or the closure of the Collection Account with respect to all the circumstances to which they are applicable existing or occurring before such termination or closure, and any liability of any party to this Agreement, as determined under the provisions of this Agreement, with respect to acts or omissions of such party prior to such termination or closure will also survive such termination or closure. Upon any termination of this Agreement and the Service or closure of the Collection Account all collected and available balances in the Collection Account on the date of such termination or closure will be transferred to Lender as requested by Lender in writing to Bank.

19. Modifications, Amendments, and Waivers. This Agreement may not be modified or amended, or any provision thereof waived, except in a writing signed by all the parties to this Agreement; provided, however, that the Bank Fees may be changed after thirty (30) calendar days prior written notice to Company and Lender.

20. Notices. All notices from one party to another shall be in writing, or be made by a telecommunications device capable of creating a written record, shall be delivered to Company, Lender and/or Bank at their contact addresses specified after their signatures to this Agreement, or any other address of any party notified to the other parties in writing, and shall be effective upon receipt. Any notice sent by one party to this Agreement to another party shall also be sent to the third party to this Agreement. Bank is authorized by Company and Lender to act on any instructions or notices received by Bank if (a) such instructions or notices purport to be made in the name of Lender, (b) Bank reasonably believes that they are so made, and (c) they do not conflict with the terms of this Agreement as such terms may be amended from time to time, unless such conflicting instructions or notices are supported by a court order.

21. Successors and Assigns. Neither Company nor Lender may assign or transfer its rights or obligations under this Agreement to any person or entity without the prior written consent of Bank, which consent will not be unreasonably withheld. Bank may not assign its rights or obligations under this Agreement to any person or entity without the prior written consent of Lender, which consent will not be unreasonably withheld; provided, however, that no such consent will be required if the assignee is a bank affiliate of Bank.

22. Governing Law. Company and Lender understand that Bank's provision of the Service under this Agreement is subject to federal laws and regulations. To the extent that such federal laws and regulations are not applicable this Agreement shall be governed by and be construed in accordance with the laws of the state in which the office of Bank that maintains the Collection Account is located, without regard to conflict of laws principles.

23. Severability. To the extent that this Agreement or the Service to be provided under this Agreement are inconsistent with, or prohibited or unenforceable under, any applicable law or regulation, they will be deemed ineffective only to the extent of such prohibition or unenforceability and be deemed modified and applied in a manner consistent with such law or regulation. Any provision of this Agreement which is deemed unenforceable or invalid in any jurisdiction shall not affect the enforceability or validity of the remaining provisions of this Agreement or the same provision in any other jurisdiction.

24. Usury. It is never the intention of Bank to violate any applicable usury or interest rate laws. Bank does not agree to, or intend to contract for, charge, collect, take, reserve or receive (collectively, "charge or collect") any amount in the nature of interest or in the nature of a fee, penalty or other charge which would in any way or event cause Bank to charge or collect more than the maximum Bank would be permitted to charge or collect by any applicable federal or state law. Any such excess interest or unauthorized fee shall, notwithstanding anything stated to the contrary in this Agreement, be applied first to reduce the amount owed, if any, and then any excess amounts will be refunded.

25. Counterparts. This Agreement may be executed in any number of counterparts each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

26. Entire Agreement. This Agreement, together with the Account Agreement, contains the entire and only agreement among all the parties to this Agreement and between Bank and Company, and Bank and Lender, with respect to (a) the Service, (b) the interest of Lender and the Lenders in the Account Funds and the Collection Account, and (c) Bank's obligations to Lender and the Lenders in connection with the Account Funds and the Collection Account.


                            [SIGNATURE PAGE FOLLOWS]

This Agreement has been signed by the duly authorized officers or representatives of Company, Lender and Bank on the date specified below.


Date:  March __, 2005

Collection Account Number:
                                                                     -------------------------------------------------------

Operating Account Number(s):
                                                                     -------------------------------------------------------

Remote Account Number:                                               N/A
                                                                     -------------------------------------------------------

Bank of Remote Account:                                              N/A
                                                                     -------------------------------------------------------

                Company is to be sent duplicate Bank Statements.


SOLUNET STORAGE, INC.                                               WELLS FARGO BUSINESS CREDIT, INC.

By:                                                                 By:
-----------------------------------------------------------         --------------------------------------------------------

Name:  Robert C. Ogden                                              Name:  Pamela R. Klempel
-----------------------------------------------------------         --------------------------------------------------------

Title:  Chief Financial Officer                                     Title:  Vice President
-----------------------------------------------------------         --------------------------------------------------------


Address for all Notices:                                            Address for all Notices:

9800 Mt. Pyramid Ct., Suite 130                                     MAC C7300-210

-----------------------------------------------------------         --------------------------------------------------------

Englewood, CO  80112-2694                                           1740 Broadway

-----------------------------------------------------------         --------------------------------------------------------

                                                                    Denver, CO  80274
-----------------------------------------------------------         --------------------------------------------------------


                  WELLS FARGO BANK, NATIONAL ASSOCIATION

                  By:
                  --------------------------------------------------

                  Name:
                  --------------------------------------------------

                  Title:
                  --------------------------------------------------


                  Address for all Notices:

                  MAC C301-037
                  --------------------------------------------------

                  1740 Broadway
                  --------------------------------------------------

                  Denver, CO  80274
                  --------------------------------------------------

                             Exhibit E to Amendment


               WHOLESALE LOCKBOX AND COLLECTION ACCOUNT AGREEMENT

               WHOLESALE LOCKBOX AND COLLECTION ACCOUNT AGREEMENT

(Lender Collection Account - ACH Debit Entry Transfers)

This Wholesale Lockbox and Collection Account Agreement ("Agreement"), dated as of the date specified at the end of this Agreement, by and among SANZ Inc. ("Borrower"), Wells Fargo Business Credit, Inc. ("Lender"), Wells Fargo Bank, National Association, in its capacity as lockbox processor ("Lockbox Processor"), and Wells Fargo Bank, National Association, in its capacity as depository bank ("Depository Bank"), sets out (i) the terms and conditions under which Lockbox Processor and Depository Bank will provide their lockbox service ("Lockbox Service") to Borrower and Lender with respect to the post office lockbox of Borrower at Lockbox Processor (the "Lockbox"), (ii) the terms and conditions under which Depository Bank will provide its collection account service (the "Collection Account Service") to Borrower and Lender with respect to Lender's wholesale demand deposit account specified at the end of this document (the "Lender Account"), and (iii) the rights of Borrower and Lender, and the obligations of Depository Bank and Lockbox Processor to Borrower and Lender, with respect to the Lockbox and the Lender Account.

1. Origin of Lender's Interest in the Lockbox Remittances. Borrower has entered into a financing agreement with Lender in which Borrower has granted to Lender a security interest in Borrower's present and future accounts receivable and all proceeds thereof, and Borrower has agreed that all collections and proceeds of such accounts receivable shall be remitted in kind to Lender. Accounts receivable will be sent by account debtors of Borrower to the Lockbox for deposit by Lockbox Processor into the Lender Account. (When such accounts receivable have been received in the Lockbox they will be referred to in this Agreement as the "Remittances" and when the Remittances have been deposited into the Lender Account as provided in this Agreement they will be referred to in this Agreement, together with all other proceeds of the collateral security granted to Lender that are deposited in the Lender Account, as the "Account Funds"). Lender and Borrower would like to use the Collection Account Service to block Borrower's access to the Lender Account and to provide daily transfers of ledger balances in the Lender Account to Lender's account with Wells Fargo Bank, National Association.

2. Commencement of Lockbox Service. The Lockbox Service will start on the date arranged by Depository Bank and Lockbox Processor with Lender if the following events have occurred before such date:

      (a) Lockbox Processor has assigned the Lockbox to Borrower with the number and at the address specified by Lockbox Processor to Depository Bank, Lender and Borrower;

      (b)   The Lender Account has been opened and is in good standing;

      (c) Lender has designated to Lockbox Processor in Exhibit "A" the acceptable names or designations of payees on checks deposited through the Lockbox Service, the procedures for handling returned checks and restrictive notations on checks, and the processing options selected by Lender for the Lockbox Service; and

      (d) Borrower and Lender have provided to Lockbox Processor and Depository Bank such other information and documents as Lockbox Processor or Depository Bank request to enable Lockbox Processor and Depository Bank to commence and operate the Lockbox Service and the Collection Account Service for Borrower and Lender.

3. Access to Remittances, Lockbox and Account Funds. Borrower will not have access to any Remittances unless such access is specifically provided in this Agreement or is specifically authorized by Lender in writing. Lockbox Processor, as the agent of Lender, will have exclusive access to the Lockbox. Lockbox Processor will give appropriate instructions concerning the Lockbox and the Remittances to the United States Post Office where the Lockbox is located, and will not revoke such instructions without the prior written consent of Lender. All Account Funds shall be the sole and exclusive property of Lender withdrawable from the Lender Account only by Lender as provided in this Agreement or in the account documentation pursuant to which the Lender Account was opened. Borrower will have no interest in, or any control over, any Account Funds, and Account Funds shall not bear interest. Except as provided in this Agreement, the Lender Account will not be subject to deductions, setoff, banker's lien, or any other right in favor of any person other than Lender.

4. Processing Lockbox Mail. Each day that Lockbox Processor offers the Lockbox Service, Lockbox Processor or its subcontractor will pick up at, and transport from, the Lockbox the Remittances, and, except as otherwise specifically provided in this Agreement, Lockbox Processor will open such Remittances and process such Remittances in accordance with the Lockbox Processing Procedures attached to this Agreement as Exhibit "A" ("Processing Procedures"). Borrower agrees to instruct its customers and other obligors not to send cash to the Lockbox. Lockbox Processor will not comply with any instruction or request of Borrower altering the Procedures unless such instruction or request is agreed to in writing by Lender or is supported by a court order. At the written request of Lender, with or without the consent of Borrower, Lockbox Processor will stop processing Remittances and will send all such Remittances unopened to Lender, or to Borrower if Lender so instructs Lockbox Processor in writing. Lender and Borrower agree that Lockbox Processor will have no liability whatsoever with respect to Remittances after they are sent to Lender, or to Borrower in accordance with Lender's written instructions.

5. Deposits and Confirmations. Borrower and Lender authorize Lockbox Processor to endorse checks and other payment instruments received at the Lockbox and to deposit such items into the Lender Account as provided in the Processing Procedures, even though such checks and other payment instruments may be made payable to Borrower. Lockbox Processor will provide to Lender and to Borrower an advice of deposits credited to the Lender Account at their respective addresses specified at the end of this Agreement for advice of deposits and statements. Depository Bank will provide to Lender and to Borrower Depository Bank's regular statement covering deposits to and withdrawals from the Lender Account at their respective addresses specified at the end of this Agreement for advice of deposits and statements. Borrower and/or Lender agree to notify Depository Bank's Service Center, whose address and telephone number will be given to Borrower and Lender, (a) of any error in an advice of deposit within thirty (30) calendar days after Borrower and/or Lender receive such advice of deposit and (b) of any error in a bank statement within thirty (30) calendar days after Borrower and/or Lender receive such bank statement. The liability of Lockbox Processor and Depository Bank for such errors is limited as provided in Section 21 of this Agreement.

6. Account Documentation. Borrower and Lender understand that this Agreement covers the Lockbox Service and, except as specifically provided in this Agreement, does not cover the handling of the Lender Account. Except as otherwise specifically provided in this Agreement, the Lender Account will be handled and items drawn on or deposited into the Lender Account will be processed by Depository Bank, and not Lockbox Processor, as Depository Bank would perform such responsibilities with respect to any other demand deposit account maintained at Depository Bank. As a result, the Lender Account will be subject to, and Depository Bank's operation of the Lender Account will be in accordance with, the terms and provisions of Depository Bank's deposit account opening documentation and other Depository Bank account related documentation (collectively, "Account Documentation"), including, but not limited to, Depository Bank's demand deposit account disclosure statement for the Lender Account as in effect and delivered to Lender from time to time, a copy of which Borrower and Lender acknowledge having received. Notwithstanding any provisions of any Account Documentation, however, all Account Funds shall be the sole and exclusive property of Lender.

7. Customer Service. Borrower and Lender understand that Depository Bank, and not Lockbox Processor, will provide customer service for the Lockbox Service. As a result, any questions or problems that Borrower or Lender have with respect to the Lockbox Service should be addressed to Depository Bank's Service Center. Depository Bank will facilitate the resolution of any problem between Borrower or Lender and Lockbox Processor, but Borrower and Lender understand that Lockbox Processor will be solely responsible for any problems caused by its performance or failure to perform the Lockbox Service.

8. Returned Items. All checks or other items credited to the Lender Account and returned to Depository Bank unpaid for any reason will be handled by Depository Bank in the following manner:

      (a) Any check with a face amount less than One Thousand Dollars ($1,000.00) which is returned because of insufficient funds will automatically be redeposited by Depository Bank a second time.

      (b) Any check which has been returned a second time or which is returned for reasons other than insufficient funds or which has a face amount of One Thousand Dollars ($1,000.00) or more and is returned for insufficient funds will be charged back to Borrower's wholesale demand deposit account maintained with Depository Bank specified at the end of this Agreement (the "Borrower Account").

      (c) If there are insufficient funds in the Borrower Account to cover any chargeback, Lender agrees that Depository Bank may charge the Lender Account for the amount of the insufficiency, up to the amount of the returned items. If there are insufficient funds in the Lender Account, Borrower and Lender agree to pay the amount of the chargeback to the Lender Account, in immediately available funds, within one business day after receipt of physical evidence of said chargeback sent by facsimile to Borrower and Lender at their facsimile numbers specified below.

      (d) Any returned checks and debit memos with respect to returned checks will be sent to Borrower.

9. ACH Debit Transfers from Lender Account. On each day when Depository Bank is open for business (a "Banking Day") during the term of this Agreement, at the specific request of Lender, Depository Bank will process automated clearing house debits to the Lender Account initiated by banks other than Depository Bank for transfers of funds out of the Lender Account (each an "ACH Debit") so long as any such ACH Debit does not exceed the ledger balance in the Lender Account at the end of the Banking Day immediately preceding the date on which the ACH Debit is initiated. These transfers will be made to Lender if Lender's account is the transfer-to account specified in the ACH Debits by the initiating bank. Lender agrees to pay to Depository Bank immediately on demand, without setoff or counterclaim, the amount of any overdraft in the Lender Account caused by an ACH Debit exceeding the ledger balance in the Lender Account at the time such ACH Debit settles.

10. Delays in Making ACH Debit Transfers. Lender and Borrower understand that an ACH Debit transfer may be delayed or not made if (a) the transfer would cause Depository Bank to exceed any limitation on its intra-day net funds position established in accordance with Federal Reserve or other regulatory guidelines or to violate any other Federal Reserve or other regulatory risk control program, or (b) the funds transfer would otherwise cause Depository Bank to violate any applicable law or regulation. If an ACH Debit transfer cannot be made or will be delayed, Depository Bank will attempt to notify Lender by telephone. Notwithstanding anything to the contrary in this Section 10, Depository Bank agrees that its response to any court order or other legal process, to the claim of any party in bankruptcy, or the adverse claim of any individual or entity not a party to this Agreement shall be made in accordance with the provisions of Sections 16 and 18 hereof.

11. Reliance on Account Number of ACH Debit Transfer Beneficiary. If the bank initiating an ACH Debit out of the Lender Account indicates a name and an identifying number for the bank of the person or entity to receive the ACH Debit transfer, Lender and Borrower understand that Depository Bank will rely on the number indicated by the initiating bank even if that number identifies a bank different from the named bank. If the bank initiating an ACH Debit out of the Lender Account indicates a name and an account number for the person or entity to receive the ACH Debit transfer, Lender and Borrower understand that Depository Bank and the initiating bank may rely on the indicated account number even if that account number is not the account number for the person or entity who is to receive the transfer.

12. Reporting Errors in Transfers. If Lender or Borrower learns of any error in an ACH Debit transfer or any unauthorized funds transfer, then the party learning of such error or unauthorized transfer (the "Informed Party") must notify Depository Bank as soon as possible by telephone at
      (800) AT-WELLS (which is a recorded line), and provide written confirmation to Depository Bank of such telephonic notice within two Business Days at the address given for Depository Bank on the signature page of this Agreement. In no case may such notice to Depository Bank by an Informed Party be made more than thirty (30) calendar days after Depository Bank's first confirmation of an ACH Debit transfer or other funds transfer to such Informed Party, whether such first confirmation consists of the regular monthly statement for the Lender Account or otherwise. If a funds transfer is made in error and Depository Bank suffers a loss because Lender or Borrower breached its agreement to notify Depository Bank of such error within this thirty (30) calendar day period, then the party or parties which breached this agreement shall be obligated to reimburse Depository Bank for such loss promptly upon demand by Depository Bank; provided, however, that in the event both Lender and Borrower breach this notification requirement, Lender shall not be obligated to reimburse Depository Bank for such loss unless Borrower fails to satisfy Depository Bank's demand for such reimbursement within fifteen
      (15) calendar days after such demand is made on Borrower.

13. Contacts. Any contacts regarding operational matters with any party to this Agreement shall be made to the person and address specified below for advice of deposits and statements.

14. Depository Bank Fees. Borrower agrees to pay the fees for the Collection Account Service charged by Depository Bank (the "Depository Bank Fees"), which fees will be based on the charges specified in the standard collection account fee schedule current at the time the fees are charged. As changes in Depository Bank's operating costs, procedural requirements or service volumes affect future costs of processing, Depository Bank will periodically review the Depository Bank Fees. Should the results of such periodic review warrant adjustment of the Depository Bank Fees, Borrower and Lender will receive a minimum of thirty (30) calendar day's written notice prior to implementing such adjustment. Depository Bank will collect the Depository Bank Fees by debiting the Borrower Account for the amount of the Depository Bank Fees, without prior notice to Borrower or Lender, on the day such Depository Bank Fees are due. Lender agrees to pay the Depository Bank Fees within thirty (30) calendar days after Lender receives a billing statement from Depository Bank for such fees, without setoff or counterclaim, to the extent that Depository Bank is unsuccessful in any attempt to automatically debit such fees from the Borrower Account.

15. Lockbox Processor Fees. Borrower agrees to pay the fees for the Lockbox Service charged by Lockbox Processor (the "Lockbox Processor Fees"), which fees for the standard lockbox processing procedures will be based on the charges specified in that standard Lockbox Fee Schedule of Lockbox Processor current at the time the fees are charged. As changes in Lockbox Processor's operating costs, procedural requirements or service volumes affect future costs of processing, Lockbox Processor will periodically review the Lockbox Processor Fees. Should the results of such periodic review warrant adjustment of the Lockbox Processor Fees, Borrower and Lender will receive a minimum of thirty (30) calendar day's written notice prior to implementing such adjustment. Depository Bank will collect the Lockbox Processor Fees on behalf of Lockbox Processor by debiting the Borrower Account for the amount of the Lockbox Processor Fees, without prior notice to Borrower or Lender, on the day such Lockbox Processor Fees are due. Lender agrees to pay the Lockbox Processor Fees within thirty
      (30) calendar days after Lender receives a billing statement from Depository Bank for such fees, without setoff or counterclaim, to the extent that Depository Bank is unsuccessful in any attempt to automatically debit such fees from the Borrower Account.

16. Court Order. If Lockbox Processor or Depository Bank is served with a court order which affects the Lockbox or the Lender Account, Lockbox Processor or Depository Bank, as the case may be, will act in accordance with such court order. Subject to the provisions of Section 18, neither Lockbox Processor nor Depository Bank shall, in response to the adverse claim of Borrower or any third party, have the right to place a hold, nor will it place a hold, on funds in, or in the process of being deposited to, the Lockbox or the Lender Account, and Lockbox Processor and Depository Bank will process the Remittances and Account Funds in strict accordance with the terms and conditions of this Agreement, unless and until either Lockbox Processor or Depository Bank, as the case may be, receives a court order to the contrary, whether issued by a U.S. Bankruptcy Court or any other court of competent jurisdiction. Lender represents, warrants, and agrees that upon filing of voluntary or involuntary proceedings under the U.S. Bankruptcy Code involving Borrower, Lender shall at all times comply with applicable bankruptcy statutes, rules, and other laws as they may relate to the Remittances and Account Funds.

17. Ownership of Specifications, Records, Systems and Programs. Borrower and Lender agree that any specifications, records, systems and programs, including, among other things, computer software programs, which are utilized or developed by Lockbox Processor or Depository Bank in connection with the Service or this Agreement are and will remain the sole property of Lockbox Processor and Depository Bank.

18. Claims, Legal Process and Notices. If Depository Bank or Lockbox Processor receives any claim, notice, legal process or court order relating to the Remittances, the Lockbox, the Account Funds or the Lender Account, Depository Bank or Lockbox Processor, as the case may be, will notify Lender and Borrower of such receipt, unless Depository Bank or Lockbox Processor know that Lender, with respect to so notifying Lender, or Borrower, with respect to so notifying Borrower, are already aware of such claim, notice, legal process or court order. Depository Bank or Lockbox Processor, as the case may be, will notify Lender of such process, claim or notice prior to its compliance. Lender and Borrower understand and agree that Depository Bank and Lockbox Processor will comply with any such legal process, legal notice or court order it receives (including, without limitation, any summons, subpoena, levy, garnishment, or withholding order) if Depository Bank or Lockbox Processor determines in its sole discretion that such legal process, legal notice or court order is legally binding on it. If any claim or notice received by Depository Bank or Lockbox Processor is not legally binding on it, as determined in its sole discretion, Depository Bank and Lockbox Processor agree to follow any instructions of Lender to comply or not comply with such claim or notice if (a) such instructions are given promptly after Lender is notified of such claim or notice and (b) such instructions do not require Depository Bank or Lockbox Processor to violate any applicable law, regulation or court order. Borrower hereby irrevocably agrees that Depository Bank and Lockbox Processor are to follow any such instructions of Lender with respect to any such non-binding claim or notice even if such claim or notice is from Borrower. If Depository Bank or Lockbox Processor do not receive prompt instructions from Lender regarding compliance or non-compliance with any such non-binding claim or notice, Lender and Borrower agree that Depository Bank or Lockbox Processor may determine in its sole discretion to comply or not to comply with such claim or notice, except that neither Depository Bank nor Lockbox Processor will comply with any such claim or notice from Borrower conflicting with the terms of this Agreement.

19. Indemnification for Following Instructions. Lender and Borrower each agree that, notwithstanding any other provision of this Agreement, neither Depository Bank nor Lockbox Processor will be liable to Lender or Borrower for any losses, liabilities, damages, claims (including, but not limited to, third party claims), demands, obligations, actions, suits, judgments, penalties, costs or expenses, including, but not limited to, attorneys' fees, (collectively, "Losses and Liabilities") suffered or incurred by Lender or Borrower as a result of, or in connection with, (a) Depository Bank or Lockbox Processor following any instruction of Lender to comply or not comply with any non-binding claim or notice referred to in Section 18 of this Agreement, (b) if no such instruction from Lender is promptly received, Depository Bank or Lockbox Processor complying or not complying, as determined in its sole discretion, with any such non-binding claim or notice, (c) Depository Bank or Lockbox Processor following any other instruction or request of Lender, or (d) Depository Bank or Lockbox Processor complying with its obligations under this Agreement. Further,

      Borrower, and to the extent not paid by Borrower within fifteen (15) calendar days after demand, Lender, will indemnify Depository Bank and Lockbox Processor against any Losses and Liabilities Depository Bank or Lockbox Processor suffer or incur as a result of, or in connection with, any of the circumstances referred to in subsections (a) through (d) in the preceding sentence.

20. No Representations or Warranties of Lockbox Processor or Depository Bank. Depository Bank and Lockbox Processor will perform their obligations under this Agreement in a manner consistent with the quality provided when Depository Bank and Lockbox Processor perform similar services for their own account. However, neither Lockbox Processor nor Depository Bank, nor any subcontractor of either party, can be responsible for the errors, acts or omissions of others, such as communications carriers, correspondents or clearinghouses through which Lockbox Processor or Depository Bank may perform their obligations under this Agreement or receive or transmit information in performing their obligations under this Agreement. Further, neither Lockbox Processor nor Depository Bank, nor any subcontractor of either party, can be responsible for any loss, liability or delay caused by wars, failures in communications networks, labor disputes, work stoppages, legal constraints, fires, power surges or failures, earthquakes, civil disturbances, acts or omissions of the U.S. Postal Service, or other events beyond its control. NEITHER LOCKBOX PROCESSOR NOR DEPOSITORY BANK MAKES ANY EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE LOCKBOX SERVICE, THE COLLECTION ACCOUNT SERVICE, OR ANY OTHER SERVICE IT IS TO PERFORM UNDER THIS AGREEMENT OTHER THAN THOSE EXPRESSLY SPECIFIED IN THIS AGREEMENT.

21. Limitation of Liability. Borrower and Lender understand and agree that Lockbox Processor shall utilize a subcontractor to perform the Lockbox Service. If any party to this Agreement suffers or incurs any Losses and Liabilities as a result of, or in connection with, its or any other party's performance or failure to perform its obligations under this Agreement, the affected parties will negotiate in good faith in an effort to reach a mutually satisfactory allocation of such Losses and Liabilities, it being understood that neither Lockbox Processor nor Depository Bank will be responsible for any Losses and Liabilities due to any cause other than its own negligence or breach of this Agreement (or the negligence or breach of its subcontractor), in which case (a) if such negligence or breach is a failure by Lockbox Processor to deposit any check which should have been deposited pursuant to this Agreement, the liability of Lockbox Processor and its subcontractor liability shall be limited to direct money damages in an amount not to exceed interest on the amount of such check at a rate equal to the cost of funds (at a reserve adjusted daily interest rate which Depository Bank will determine) for the time period such amount is not in the Lender Account, which time period for the purpose of calculating such interest will not extend beyond the end of the thirty (30) calendar day notice period referred to in Section 5 of this Agreement, and (b) if such negligence or breach results from any other action or failure to act by Lockbox Processor or Depository Bank, or any subcontractor of either party, the liability of Lockbox Processor and Depository Bank, and any subcontractor of either party, shall be limited to direct money damages in an amount not to exceed ten (10) times all the Lockbox Processor Fees, in the case of the liability of Lockbox Processor and its subcontractor, or the Depository Bank Fees, in the case of the liability of Depository Bank and its subcontractor, charged or incurred during the calendar month immediately preceding the calendar month in which such Losses and Liabilities occurred (or, if no Lockbox Processor Fees or Depository Bank Fees were charged or incurred in the preceding month, the Lockbox Processor Fees or Depository Bank Fees, as the case may be, charged or incurred in the month in which the Losses and Liabilities occurred). Borrower, and to the extent not paid by Borrower within fifteen
      (15) calendar days after demand Lender within thirty (30) calendar days after demand, will indemnify Lockbox Processor and Depository Bank against any Losses and Liabilities suffered or incurred by Lockbox Processor or Depository Bank as a result of third party claims to the extent such Losses and Liabilities exceed the liability limitations specified in the preceding sentence. The limitation of Lockbox Processor's liability and Borrower's and Lender's indemnification of Lockbox Processor set forth above shall not be applicable to the extent any Losses and Liabilities of any party to this Agreement are directly caused by Lockbox Processor's gross negligence or willful misconduct. The limitation of Depository Bank's liability and Borrower's and Lender's indemnification of Depository Bank set forth above shall not be applicable to the extent any Losses and Liabilities of any party to this Agreement are directly caused by Depository Bank's gross negligence or willful misconduct. IN NO EVENT WILL LOCKBOX PROCESSOR, DEPOSITORY BANK OR LENDER, OR ANY SUBCONTRACTOR OF ANY SUCH PARTY, BE LIABLE FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, INDIRECT OR PUNITIVE DAMAGES, WHETHER ANY CLAIM IS BASED ON CONTRACT OR TORT, WHETHER THE LIKELIHOOD OF SUCH DAMAGES WAS KNOWN TO LOCKBOX PROCESSOR, DEPOSITORY BANK OR LENDER, OR ANY SUBCONTRACTOR OF ANY SUCH PARTY, AND REGARDLESS OF THE FORM OF THE CLAIM OR ACTION, INCLUDING, BUT NOT LIMITED TO, ANY CLAIM OR ACTION ALLEGING GROSS NEGLIGENCE, WILLFUL MISCONDUCT, FAILURE TO EXERCISE REASONABLE CARE OR FAILURE TO ACT IN GOOD FAITH. Any action against Lockbox Processor or Depository Bank by Borrower or Lender under or related to this Agreement or the Lockbox Service or the Collection Account Service must be brought within twelve (12) months after the cause of action accrues.

22. Amendments, Successors and Assigns. With the exception of price changes, which require written notice to Borrower and Lender, and changes to the funds transfer instructions in Section 9 of this Agreement, which require the written approval of only Lender, this Agreement, including the Processing Procedures, may not be modified or any provision thereof waived, except in a writing signed by all the parties to this Agreement. This Agreement shall be binding on the parties and their successors or assigns.

23. Termination. This Agreement, the Lockbox Service, and the other services to be provided under this Agreement may be terminated by Lender, Lockbox Processor or Depository Bank at any time by any of them giving thirty (30) calendar days prior written notice of such termination to the other parties to this Agreement at their contact addresses specified at the end of this Agreement; provided, however, that this Agreement, the Lockbox Service, the Collection Account Service, and the other services to be provided under this Agreement may be terminated immediately (a) upon written notice from Lockbox Processor or Depository Bank to the other and to Borrower and Lender should Lender fail to make any payment when due to

      Lockbox Processor or Depository Bank under the terms of this Agreement, or
      (b) upon written confirmation by Lockbox Processor or Depository Bank to the other and to Lender of receipt by Lockbox Processor or Depository Bank, as the case may be, of written notice from Lender requesting immediate termination of this Agreement. Borrower and Lender agree that the Lender Account may be closed as provided in the Account Documentation. The rights of Lockbox Processor and Depository Bank and the obligations of Borrower and Lender under Sections 6, 16, 18, 19, 20, 21 and 23 of this Agreement will survive the termination of this Agreement and/or the closure of the Lender Account, and any liability of any party to this Agreement, as determined under the provisions of this Agreement, with respect to acts or omissions of such party prior to such termination or closure will also survive such termination or closure. Upon any such termination or closure, (a) Lockbox Processor will close the Lockbox, (b) Lockbox Processor will dispose of the mail addressed to the Lockbox in the manner instructed by Lender for a period of three months after the termination date, unless arranged otherwise between Lender and Lockbox Processor, with Lockbox Processor's fees with respect to such disposition being prepaid directly to Lockbox Processor at the time of such termination by a check made payable to Lockbox Processor, and (c) all ledger balances in the Lender Account on the date of the closure of the Lender Account will be transferred to Lender as requested by Lender in writing to Depository Bank. Notice of termination shall be transmitted by Certified Mail, Return Receipt Requested, courier, or by personal delivery to the notice address designated at the end of this Agreement. No such termination shall impair the rights of any party with respect to items processed prior to the effective date of termination. Borrower may not terminate this Agreement without prior written consent of Lender.

24. Notices. All notices from one party to another shall be in writing, or be made by a telecommunications device capable of creating a written record, shall be delivered to Borrower, Lender, Lockbox Processor and/or Depository Bank at their addresses for all notices specified at the end of this Agreement, or any other address of any party notified to the other parties in writing, and shall be effective upon receipt. Any notice sent by one party to this Agreement to another party shall also be sent to the other parties to this Agreement. Lockbox Processor and Depository Bank are authorized by Borrower and Lender to act on any instructions and notices received by Lockbox Processor or Depository Bank if (a) such instructions or notices purport to be made in the name of Lender, (b) Lockbox Processor or Depository Bank reasonably believes that they are so made, and (c) they do not conflict with the terms of this Agreement, including, but not limited to, the Processing Procedures, as such terms may be amended from time to time, unless such conflicting instructions or notices are supported by a court order.

25. Usury. It is never the intention of Depository Bank or Lockbox Processor to violate any applicable usury or interest rate laws. Depository Bank does not agree to, or intend to contract for, charge, collect, take, reserve or receive (collectively, "charge or collect") any amount in the nature of interest or in the nature of a fee, penalty or other charge which would in any way or event cause Depository Bank to charge or collect more than the maximum Depository Bank would be permitted to charge or collect by any applicable federal or state law. Lockbox Processor does not agree to, or intend to contract for, charge or collect any amount in the nature of interest or in the nature of a fee, penalty or other charge which would in any way or event cause Lockbox Processor to charge or collect more than the maximum Lockbox Processor would be permitted to charge or collect by any applicable federal or state law. Any such excess interest or unauthorized fee shall, notwithstanding anything stated to the contrary in this Agreement, be applied first to reduce the amount owed, if any, and then any excess amounts will be refunded.

26. Successors and Assigns. Neither Borrower nor Lender may assign or transfer its rights or obligations under this Agreement to any person or entity without the prior written consent of Lockbox Processor and Depository Bank, which consent will not be unreasonably withheld. Neither Depository Bank nor Lockbox Processor may assign its rights or obligations under this Agreement to any person or entity without the prior written consent of Lender, which consent will not be unreasonably withheld; provided, however, that no such consent will be required if, in the case of Depository Bank, the assignee is a bank affiliate of Depository Bank or, in the case of Lockbox Processor, the assignee is a subcontractor hired by Lockbox Processor to perform some or all of the Remittance processing obligations of Lockbox Processor under this Agreement.

27. Governing Law. Borrower and Lender understand that Lockbox Processor's provision of the Lockbox Service and Depository Bank's provision of the Collection Account Service and the other services it is to provide under this Agreement are subject to federal laws and regulations. To the extent that such federal laws and regulations are not applicable, this Agreement shall be governed by and be construed in accordance with the laws of the State of California.

28. Severability. To the extent that this Agreement, the Lockbox Service or the other services to be provided under this Agreement are inconsistent with, or prohibited or unenforceable under, any applicable law or regulation, they will be deemed ineffective only to the extent of such prohibition or unenforceability and be deemed modified and applied in a manner consistent with such law or regulation. Any provision of this Agreement which is deemed unenforceable or invalid in any jurisdiction shall not affect the enforceability or validity of the remaining provisions of this Agreement or the same provision in any other jurisdiction.

29. Entire Agreement. This Agreement, together with the Account Documentation, contains the entire and only agreement among any or all of the parties to this Agreement with respect to (a) the services to be provided by Lockbox Processor and Depository Bank under this Agreement, (b) the interest of Lender and Borrower in the Remittances, the Lockbox, the Account Funds and the Lender Account, and (c) the obligations of Lockbox Processor and Depository Bank to Lender and Borrower in connection with the Remittances, the Lockbox, the Account Funds and the Lender Account, except that Lender and Borrower may have one or more agreements between themselves concerning such subject matter, which shall not be binding on, or affect Lockbox Processor or Depository Bank in any way, and with which neither Lockbox Processor nor Depository Bank need be concerned.

                            [SIGNATURE PAGE FOLLOWS]

This Agreement has been signed by the duly authorized officers or representatives of each of the parties to this Agreement on the date specified below.

Date:  March __, 2005

Lender Account Number:  Account No. [                   ], ABA No. 121000248

Borrower Account Number:  Account No. [                   ], ABA No. 121000248


SANZ INC.                                                 WELLS FARGO BUSINESS CREDIT, INC.

By:                                                       By:
     ------------------------------------------------          ----------------------------------------------------
Name:  John Jenkins                                       Name:  Pamela R. Klempel
Title:  President                                         Title:  Vice President


Address:                                                  Address:
9800 Mt. Pyramid Ct., Suite 130                           MAC C7300-210
Englewood, CO  80112                                      1740 Broadway
Telephone:  (303) 660-3933                                Denver, Colorado  80274
Facsimile:  (303) 814-0693                                Telephone:  (303) 863-4842
                                                          Facsimile:  (303) 863-4904


WELLS FARGO BANK, N.A., as                                WELLS FARGO BANK, N.A., as Depository Bank
Lockbox Processor


By:                                                       By:
     ------------------------------------------------          ----------------------------------------------------
Name:                                                     Name:
       ----------------------------------------------            --------------------------------------------------
Title:                                                    Title:
        ---------------------------------------------             -------------------------------------------------


Address:                                                  Address:
MAC C301-037                                              MAC C301-037
1740 Broadway                                             1740 Broadway
Denver, CO  80274                                         Denver, CO  80274
Telephone:                                                Telephone:
            -----------------------------------------                 ---------------------------------------------
Facsimile:                                                Facsimile:
            -----------------------------------------                 ---------------------------------------------

               FOUR PARTY WHOLESALE LOCKBOX PROCESSING PROCEDURES

(Lender Collection Account - Exhibit "A")

THESE ARE THE PROCESSING PROCEDURES FOLLOWED BY THE LOCKBOX PROCESSOR ("LOCKBOX PROCESSOR") IN PERFORMING ITS LOCKBOX SERVICE. TERMS USED IN THESE PROCEDURES WILL HAVE THE MEANINGS GIVEN TO THEM IN THE WHOLESALE LOCKBOX AND COLLECTION ACCOUNT AGREEMENT.

1. Disposition of Remittance Materials. On each day that Lockbox Processor offers the Lockbox Service (a "Business Day"), Lockbox Processor will collect from the Lockbox the envelopes and other contents of the Lockbox. Lockbox Processor will open the envelopes and inspect any Remittances, Remittance statements, invoices, correspondence, checks, cash, papers, documents and other items in the envelopes. Unless otherwise requested by Lender and agreed to by Lockbox Processor, if cash is sent to the Lockbox with any materials sent to the Lockbox ("Remittance Materials"), the cash will be removed from the envelope containing the Remittance Materials and a credit advice of the amount of the cash will be placed in such envelope with the remainder of the envelope's contents. Except as otherwise specifically provided in these Procedures or in the Wholesale Lockbox and Collection Account Agreement signed by Lender (the "Agreement"), or as specifically requested by Lender and agreed to by Lockbox Processor, Lockbox Processor will not reconcile the checks, cash or other items in the envelopes to invoices, to Remittance statements or to any other documents or papers in the envelopes or elsewhere. After inspection, Lockbox Processor will process the checks and any cash in the envelopes as provided in this Section 1 and in Section 2 of these Procedures and, if provided in this Section 1 or Section 2, deposit such checks and cash in the Lender Account.

            (a) Checks Not to Be Deposited. Unless otherwise requested by Lender and agreed to by Lockbox Processor, Lockbox Processor will not deposit checks falling into any of the following five categories or checks which Lender has specifically instructed Lockbox Processor in writing not to deposit:

                  (i) Unacceptable Payees. Checks where the name or designation of the payee is not the name or designation specified as provided in these Procedures by Lender in writing to Lockbox Processor for acceptable payees or a reasonable variation of such name or designation.

                  (ii) Postdated and Staledated Checks. Checks which are
            postdated three or more days after the date they are collected from the Lockbox, postdated checks that would not be paid on presentation, and checks dated six months or more prior to the date they are collected from the Lockbox.

                  (iii) Indeterminable Amount. Checks where the correct amount of the check cannot be determined from the check and the documents accompanying the check or where the numerical and written amounts of the check are not the same and the envelope containing the check did not contain an invoice or a remittance statement or, if such were included, the amount of such invoice or remittance statement did not match either the numerical or written amount on the check.

                  (iv) Unidentified Drawer. Checks which do not bear the
            drawer's signature.

                  (v) Alterations. Checks with alterations; provided, however, that Lockbox Processor will only use its best efforts to catch such alterations and prevent deposits. As a result, Lockbox Processor will have no liability whatsoever, despite anything to the contrary in the Agreement, for its deposit of any check containing an alteration, unless such deposit results directly from the willful misconduct of Lockbox Processor's officers or employees.

            (b) Checks to Be Deposited. Unless Lender specifies otherwise in writing to Lockbox Processor, checks which do not fall into one of the five categories listed in Section 1(a) above will be deposited as provided in Section 2 below in the Lender Account, and checks falling into either of the following two categories will be deposited in the Lender Account after being processed as provided below, unless they also fall into one of the five categories listed in Section 1(a) above, in which case they will not be deposited.

                  (i) Discrepancies in Amount. Checks where the numerical and written amounts of the check are not the same, in which case the amount deposited will be that amount which corresponds to the amount on the invoice or Remittance statement enclosed in the envelope with the check. If the numerical and written amounts on any check are the same, but do not correspond to the amount on the invoice or Remittance statement enclosed in the envelope with the check, the check amount will be deposited.

                  (ii) Missing Date. Checks which are not dated, in which case the check will be deposited after being dated by Lockbox Processor as of the date it is collected from the Lockbox.

            (c) Restrictive Notations. Checks bearing restrictive notations, such as "Paid in Full," will be handled on a best efforts basis in accordance with the written request of Lender as agreed to by Lockbox Processor. As Lockbox Processor can only use its best efforts to comply with such instructions, Lockbox Processor will have no liability whatsoever, despite anything to the contrary in the Agreement, for its failure to comply with such instructions, unless such failure results directly from the willful misconduct of Lockbox Processor's officers or employees.

            (d) Foreign Checks. Checks drawn on a foreign bank or in a currency other than United States dollars may, at Lockbox Processor's sole discretion, be deposited.

2. Deposit of Checks and Cash. During each Business Day which is also a Banking Day Lockbox Processor will make deposits of the acceptable checks and cash received in the Lockbox by crediting the Lender Account for the amount of such checks and cash. Except as otherwise specifically provided in the Agreement, the normal and customary laws, rules, practices and procedures for handling deposits to checking accounts will apply to these Procedures and the Lockbox Service.

3. Advice of Deposits. Lockbox Processor will notify Lender and Borrower of each credit to the Lender Account by sending Lender and Borrower an advice of deposit to the Lender Account. If an advice of a deposit is inaccurate in any way when such advice is first received by Lender or Borrower, or if an advice of deposit for the Lender Account does not confirm a credit which should have been made during the time period covered by such advice, the party receiving the advice must notify Lockbox Processor of such inaccuracy or omission within thirty (30) calendar days after the date such advice of deposit is received.

4. Mailing Remittance Materials to Lender. Unless otherwise specified by Lender in writing to Lockbox Processor, (a) if an envelope sent to the Lockbox contains cash or checks which are deposited, Lockbox Processor will mail such envelope and the Remittance Materials enclosed in such envelope, including, but not limited to, photocopies, computer listings and deposit advices, to Borrower; and (b) if an envelope sent to the Lockbox contains checks which are not deposited, or no cash or checks at all, Lockbox Processor will mail such envelope and the Remittance Materials and any checks in such envelope to Lender. On a Banking Day when Lockbox Processor collects no cash or checks from the Lockbox, Lockbox Processor will send a statement to that effect to Lender and Borrower if Lender and/or Borrower so requests in writing.

5. Changes in Names or Designations of Payees. Borrower may at any time upon ten (10) calendar days prior written notice to Lockbox Processor request that a name or designation on the list of acceptable payees sent to Lockbox Processor be deleted or added, and Lockbox Processor will add or delete the name or designation if the request is acceptable to Lockbox Processor and is approved by Lender in writing. Listed below are the acceptable payees as directed by Lender:


      SANZ Inc.
      SANZ

                             Exhibit F to Amendment


                         WELLS FARGO CONTROL AGREEMENTS


                        DEPOSIT ACCOUNT CONTROL AGREEMENT

      THIS DEPOSIT ACCOUNT CONTROL AGREEMENT (this "Agreement") is entered into as of March__, 2005 by and among the following parties:


PARTIES:


WELLS FARGO BUSINESS CREDIT, INC. ("Creditor")

SANZ INC.  ("Customer")

WELLS FARGO BANK, NATIONAL ASSOCIATION ("Depository")

BACKGROUND:

      Customer has granted to Creditor a security interest in a deposit account maintained by Customer with Depository and in all funds now in, or hereafter deposited into, that account, including any interest earned thereon. The parties are entering into this Agreement to perfect Creditor's security interest in that account.

      NOW, THEREFORE, in consideration of their mutual covenants and promises, the parties agree as follows:

AGREEMENT:

1. The Account. Depository represents and warrants to Creditor that:

      (a) Customer maintains deposit account number _____________ with Depository (said account and, if it is a certificate of deposit or other time deposit, any renewal thereof shall be referred to as the "Account"). The Account is a deposit account.

      (b) As of the date of this Agreement Depository does not know of any claim to or interest in the Account, except for claims and interests of the parties hereto.

2. Control of Account by Creditor; Customer's Rights in Account.

      (a) Depository will comply with written instructions ("Orders") originated by Creditor for the disposition of funds in the Account without further consent from Customer and without regard to any inconsistent or conflicting Orders given to Depository by Customer. Depository shall have a reasonable period of time to comply with any Order.

      (b) The provisions of the paragraph checked below shall apply (only one of the paragraphs below should be checked, and if none or both of them are checked, then the provisions of the first paragraph titled "Account Not Restricted Immediately" shall apply):

      |X| Account Not Restricted Immediately. Notwithstanding the provisions of Section 2(a) hereof, unless and until Creditor delivers to Depository an Order directing Depository not to act on Customer's Orders, Depository may continue to comply with Orders originated by Customer, including Orders for the withdrawal of funds from the Account, the payment of interest earned on the Account and the renewal or closing of the Account.

      |_| Account Restricted Immediately. Except as provided in this Agreement or as otherwise agreed to by Creditor in writing, as of and after the date of this Agreement Customer may not make debits to or withdrawals from the Account and shall have no access to the Account, and Creditor shall have exclusive access to the Account. If the Account is a certificate of deposit or other time deposit, then at the expiration of its term, unless Depository has received an Order to the contrary from Creditor, the Account shall be renewed for a term which is equal to the immediately preceding term.

      (c) Before Creditor attempts to give Depository any Orders concerning the Account, Creditor shall deliver to Depository such documentation as Depository may from time to time reasonably request to evidence the authority of those partners, officers, employees or agents whom Creditor may designate to give Orders. Creditor and Depository agree and acknowledge that Aida Sunglao-Canlas and Pamela Klempel have authority to give Orders.

      (d) Unless otherwise agreed in writing between Depository and Creditor, Depository will transfer funds from the Account to Creditor in response to an Order from Creditor in accordance with this Agreement on a Banking Day (a day on which Depository is open to conduct its regular banking business, other than a Saturday, Sunday or public holiday), if Depository receives the Order on such Banking Day before the deadline established by Depository from time to time for such transfer requests, and the amount requested to be transferred does not exceed the collected and available balance in the Account at the beginning of such Banking Day as determined by Depository after deducting the amount of all Returned Items (as defined in Section 3(a) hereof).

      (e) Unless otherwise agreed in writing between Depository and Creditor, transfers of funds from the Account to Creditor shall be made using the Fedwire system unless for any reason the Fedwire system is unavailable, in which case Depository will determine the funds transfer system to be used in making such transfer and the means by which such transfer will be made. Creditor shall provide Depository with such information as Depository may require to make such transfer, including the name and routing number of Creditor's bank and the account number of Creditor's account at such bank to which the funds are to be transferred. Customer and Creditor understand that a funds transfer by Depository may be delayed or not made if the transfer would cause Depository to violate any applicable law or regulation.

3. Priority of Creditor's Security Interest; Rights Reserved by Depository.

      (a) All of Depository's present and future rights against the Account are subordinate to Creditor's security interest therein; provided however, that Creditor agrees that nothing herein subordinates or waives, and that Depository expressly reserves, all of Depository's present and future rights (whether described as rights of setoff, banker's lien, chargeback or otherwise, and whether available to Depository under law or any other agreement between Depository and Customer concerning the Account, or otherwise) with respect to:
(i) any item deposited to the Account and returned unpaid, whether for insufficient funds or for any other reason, and without regard to the timeliness of such return or the occurrence or timeliness of any drawee's notice of non-payment; (ii) any item subject to a claim against Depository of breach of transfer or presentment warranty under the Uniform Commercial Code, as adopted in the applicable state; (iii) any automated clearing house ("ACH") entry credited to the Account and returned unpaid or subject to an adjustment entry under applicable clearing house rules, whether for insufficient funds or for any other reason, and without regard to the timeliness of such return or adjustment;
(iv) any credit to the Account from a merchant card transaction, against which a contractual demand for chargeback has been made; (v) any credit to the Account made in error; and (vi) Depository's usual and customary charges for services rendered in connection with the Account. Items, entries, and transactions described in clauses (i) through (v) of this paragraph are hereinafter collectively referred to as "Returned Items".

      (b) Except as otherwise required by law, Depository will not agree with any third party to comply with Orders originated by such third party.

4. Returned Item Amounts. Customer and Creditor understand and agree that Depository will collect the amount of each Returned Item by debiting the Account. Customer shall pay the amount of each Returned Item immediately upon demand to the extent there are not sufficient funds in the Account to cover such amount on the day of the debit. Creditor shall pay to Depository, within twenty
(20) days after demand on Creditor by Depository, any such amount that has not been paid in full by Customer within ten (10) days after demand on Customer by Depository to the extent that Creditor received proceeds from the corresponding Returned Item; provided however, that if Depository is stayed from making such demand upon Customer as a result of a bankruptcy or similar proceeding, then Depository shall be deemed to have made such demand upon Customer at the commencement of such proceeding. Depository agrees that any demand upon Creditor for payment of such amount shall be made within one hundred twenty (120) days after termination of this Agreement.

5. Statements; Notices of Adverse Claims. Depository will send copies of all statements for the Account simultaneously to Customer and Creditor. Depository may disclose to Creditor such other information concerning the Account as Creditor may from time to time request; provided however, that Depository shall have no duty or obligation to comply with any such request. Except as otherwise required by law, Depository will use reasonable efforts promptly to notify Creditor and Customer if Depository receives a notice that any other person claims that it has a property interest in the Account. Customer and Creditor shall have thirty (30) days after receipt of a statement of the Account to notify Depository of an error in such statement. Depository's liability for any such error is limited in accordance with Section 6 hereof.

6. Depository's Responsibility.

      (a) Except for permitting a withdrawal in violation of Section 2 hereof, Depository will not be liable to Creditor for complying with Orders from Customer that are received by Depository before Depository receives and has a reasonable opportunity to act on a contrary Order from Creditor.

      (b) Depository will not be liable to Customer for complying with Orders originated by Creditor, even if Customer notifies Depository that Creditor is not legally entitled to issue Orders, unless Depository takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and has had a reasonable opportunity to act on the injunction, restraining order or other legal process.

      (c) This Agreement does not create any obligation of Depository except for those expressly set forth herein. In particular, Depository need not investigate whether Creditor is entitled under Creditor's agreements with Customer to give Orders. Depository may rely on any and all notices and communications it believes are given by the appropriate party.

      (d) Depository will not have any liability to Customer or Creditor for claims, losses, liabilities or damages resulting from any failure to comply with Orders or delay in complying with Orders if such failure or delay is due to circumstances beyond Depository's reasonable control.

      (e) Depository will not have any liability to Customer or Creditor for claims, losses, liabilities or damages suffered or incurred by Customer or Creditor as a result of or in connection with this Agreement except to the extent such losses, liabilities and damages directly result from Depository's gross negligence or willful misconduct.

      (f) In no event will Depository have any liability to Customer or Creditor, and in no event will Creditor have any liability to Customer, in connection herewith for any consequential, special, punitive or indirect loss or damage whether or not any claim for such damages is based on tort or contract or Depository knew or should have known the likelihood of such damages in any circumstances.

7. Indemnity.

      (a) Customer will indemnify Depository, its officers, directors, employees, and agents against claims, demands, losses, liabilities, damages, costs and expenses (including reasonable attorneys' fees and disbursements and the reasonable estimate of the allocated costs and expenses of Depository's in-house legal counsel and staff) arising out of this Agreement or Depository following any Order or other instruction or request of Customer or Creditor in connection with this Agreement, except to the extent the claims, liabilities, costs and expenses are caused by Depository's gross negligence or willful misconduct.

      (b) Creditor will indemnify Depository, its officers, directors, employees, and agents against claims, demands, losses, liabilities, damages, costs and expenses (including reasonable attorneys' fees and disbursements and the reasonable estimate of the allocated costs and expenses of Depository's in-house legal counsel and staff), arising out of Depository following any Order or other instruction or request of Creditor in connection with this Agreement, except to the extent the claims, liabilities, costs and expenses are caused by Depository's gross negligence or willful misconduct. Creditor will pay such amount as may be due to Depository under this indemnity within twenty (20) days of demand on Creditor by Depository to the extent such amount has not been paid in full by Customer within ten (10) days after demand on Customer by Depository; provided however, that if Depository is stayed from making such demand upon Customer as a result of a bankruptcy or similar proceeding, then Depository shall be deemed to have made such demand upon Customer at the commencement of such proceeding.

      (c) Creditor's and Customer's liabilities to Depository under this Section are joint and several.

8. Termination; Survival.

      (a) Creditor may terminate this Agreement by notice to Depository and Customer. Depository may terminate this Agreement on thirty (30) day's notice to Creditor and Customer; provided however that this Agreement may be terminated immediately by notice from Depository to Creditor and Customer should Creditor fail to make any payment when due to Depository hereunder.

      (b) This Agreement shall terminate upon Depository's receipt of written notice from Creditor expressly stating that Creditor no longer claims any security interest in the Account.

      (c) Sections 4, "Returned Item Amounts," 6, "Depository's Responsibility," and 7, "Indemnity," will survive termination of this Agreement.

9. Governing Law. This Agreement and the Account shall be governed by and construed in accordance with the laws of the State of Colorado. Depository may not change the law governing the Account without Creditor's express written consent, which consent shall not be unreasonably withheld.

10. Entire Agreement. This Agreement is the entire agreement and supersedes any prior agreements and contemporaneous oral agreements of the parties concerning its subject matter.

11. Amendments; Waivers. This Agreement may be amended or modified only in writing signed by all parties hereto, and no waiver of any right under this Agreement will be binding unless it is in writing and signed by the party to be charged.

12. Severability. To the extent a provision of this Agreement is unenforceable, this Agreement will be construed as if the unenforceable provision were omitted.

13. Other Agreements. As long as this Agreement remains in effect, transactions involving the Account shall be subject, except to the extent inconsistent herewith, to the provisions of such deposit account agreements, disclosures, and fee schedules as are in effect from time to time with respect to the Account.

14. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of Depository, Creditor and Customer and their respective heirs, executors, administrators, legal representatives, successors and permitted assigns.

15. Notices. All Orders, notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing (unless otherwise specifically provided) and delivered to each party at the address or facsimile number set forth below its signature, or to such other address or facsimile number as any party may designate by written notice to all other parties. Each such Order, notice, request or demand shall be effective on receipt.

16. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, and all of which shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

LOAN NUMBER:               N/A
              -------------------------------------


CREDITOR:                                              CUSTOMER:

WELLS FARGO BUSINESS CREDIT, INC.                      SANZ INC.


By:                                                    By:
     ----------------------------------------------
Name:  Pamela Klempel                                  Name:  John Jenkins
Its:  Vice President                                   Its:  President

Address:                                               Address:
MAC C7300-210                                          9800 Mt. Pyramid Court, Suite 130
1740 Broadway                                          Englewood, Colorado  80112-2694
Denver, Colorado, 80274                                Facsimile:  (303) 814-0693
Facsimile:  (303) 863-4904                             Telephone:  (303) 660-3933
Telephone:    (303) 863-5628


DEPOSITORY:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:_______________________________
Name:_____________________________
Its:______________________________

Address:
MAC C301-037
1740 Broadway
Denver, CO  80274
Facsimile:________________________
Telephone:________________________

                        DEPOSIT ACCOUNT CONTROL AGREEMENT

      THIS DEPOSIT ACCOUNT CONTROL AGREEMENT (this "Agreement") is entered into as of March__, 2005 by and among the following parties:


PARTIES:


WELLS FARGO BUSINESS CREDIT, INC. ("Creditor")

SOLUNET STORAGE, INC.  ("Customer")

WELLS FARGO BANK, NATIONAL ASSOCIATION ("Depository")

BACKGROUND:

      Customer has granted to Creditor a security interest in a deposit account maintained by Customer with Depository and in all funds now in, or hereafter deposited into, that account, including any interest earned thereon. The parties are entering into this Agreement to perfect Creditor's security interest in that account.

      NOW, THEREFORE, in consideration of their mutual covenants and promises, the parties agree as follows:

AGREEMENT:

1. The Account. Depository represents and warrants to Creditor that:

      (a) Customer maintains deposit account number _____________ with Depository (said account and, if it is a certificate of deposit or other time deposit, any renewal thereof shall be referred to as the "Account"). The Account is a deposit account.

      (b) As of the date of this Agreement Depository does not know of any claim to or interest in the Account, except for claims and interests of the parties hereto.

2. Control of Account by Creditor; Customer's Rights in Account.

      (a) Depository will comply with written instructions ("Orders") originated by Creditor for the disposition of funds in the Account without further consent from Customer and without regard to any inconsistent or conflicting Orders given to Depository by Customer. Depository shall have a reasonable period of time to comply with any Order.

      (b) The provisions of the paragraph checked below shall apply (only one of the paragraphs below should be checked, and if none or both of them are checked, then the provisions of the first paragraph titled "Account Not Restricted Immediately" shall apply):

      |X| Account Not Restricted Immediately. Notwithstanding the provisions of Section 2(a) hereof, unless and until Creditor delivers to Depository an Order directing Depository not to act on Customer's Orders, Depository may continue to comply with Orders originated by Customer, including Orders for the withdrawal of funds from the Account, the payment of interest earned on the Account and the renewal or closing of the Account.

      |_| Account Restricted Immediately. Except as provided in this Agreement or as otherwise agreed to by Creditor in writing, as of and after the date of this Agreement Customer may not make debits to or withdrawals from the Account and shall have no access to the Account, and Creditor shall have exclusive access to the Account. If the Account is a certificate of deposit or other time deposit, then at the expiration of its term, unless Depository has received an Order to the contrary from Creditor, the Account shall be renewed for a term which is equal to the immediately preceding term.

      (c) Before Creditor attempts to give Depository any Orders concerning the Account, Creditor shall deliver to Depository such documentation as Depository may from time to time reasonably request to evidence the authority of those partners, officers, employees or agents whom Creditor may designate to give Orders. Creditor and Depository agree and acknowledge that Aida Sunglao-Canlas and Pamela Klempel have authority to give Orders.

      (d) Unless otherwise agreed in writing between Depository and Creditor, Depository will transfer funds from the Account to Creditor in response to an Order from Creditor in accordance with this Agreement on a Banking Day (a day on which Depository is open to conduct its regular banking business, other than a Saturday, Sunday or public holiday), if Depository receives the Order on such Banking Day before the deadline established by Depository from time to time for such transfer requests, and the amount requested to be transferred does not exceed the collected and available balance in the Account at the beginning of such Banking Day as determined by Depository after deducting the amount of all Returned Items (as defined in Section 3(a) hereof).

      (e) Unless otherwise agreed in writing between Depository and Creditor, transfers of funds from the Account to Creditor shall be made using the Fedwire system unless for any reason the Fedwire system is unavailable, in which case Depository will determine the funds transfer system to be used in making such transfer and the means by which such transfer will be made. Creditor shall provide Depository with such information as Depository may require to make such transfer, including the name and routing number of Creditor's bank and the account number of Creditor's account at such bank to which the funds are to be transferred. Customer and Creditor understand that a funds transfer by Depository may be delayed or not made if the transfer would cause Depository to violate any applicable law or regulation.

3. Priority of Creditor's Security Interest; Rights Reserved by Depository.

      (a) All of Depository's present and future rights against the Account are subordinate to Creditor's security interest therein; provided however, that Creditor agrees that nothing herein subordinates or waives, and that Depository expressly reserves, all of Depository's present and future rights (whether described as rights of setoff, banker's lien, chargeback or otherwise, and whether available to Depository under law or any other agreement between Depository and Customer concerning the Account, or otherwise) with respect to:
(i) any item deposited to the Account and returned unpaid, whether for insufficient funds or for any other reason, and without regard to the timeliness of such return or the occurrence or timeliness of any drawee's notice of non-payment; (ii) any item subject to a claim against Depository of breach of transfer or presentment warranty under the Uniform Commercial Code, as adopted in the applicable state; (iii) any automated clearing house ("ACH") entry credited to the Account and returned unpaid or subject to an adjustment entry under applicable clearing house rules, whether for insufficient funds or for any other reason, and without regard to the timeliness of such return or adjustment;
(iv) any credit to the Account from a merchant card transaction, against which a contractual demand for chargeback has been made; (v) any credit to the Account made in error; and (vi) Depository's usual and customary charges for services rendered in connection with the Account. Items, entries, and transactions described in clauses (i) through (v) of this paragraph are hereinafter collectively referred to as "Returned Items".

      (b) Except as otherwise required by law, Depository will not agree with any third party to comply with Orders originated by such third party.

4. Returned Item Amounts. Customer and Creditor understand and agree that Depository will collect the amount of each Returned Item by debiting the Account. Customer shall pay the amount of each Returned Item immediately upon demand to the extent there are not sufficient funds in the Account to cover such amount on the day of the debit. Creditor shall pay to Depository, within twenty
(20) days after demand on Creditor by Depository, any such amount that has not been paid in full by Customer within ten (10) days after demand on Customer by Depository to the extent that Creditor received proceeds from the corresponding Returned Item; provided however, that if Depository is stayed from making such demand upon Customer as a result of a bankruptcy or similar proceeding, then Depository shall be deemed to have made such demand upon Customer at the commencement of such proceeding. Depository agrees that any demand upon Creditor for payment of such amount shall be made within one hundred twenty (120) days after termination of this Agreement.

5. Statements; Notices of Adverse Claims. Depository will send copies of all statements for the Account simultaneously to Customer and Creditor. Depository may disclose to Creditor such other information concerning the Account as Creditor may from time to time request; provided however, that Depository shall have no duty or obligation to comply with any such request. Except as otherwise required by law, Depository will use reasonable efforts promptly to notify Creditor and Customer if Depository receives a notice that any other person claims that it has a property interest in the Account. Customer and Creditor shall have thirty (30) days after receipt of a statement of the Account to notify Depository of an error in such statement. Depository's liability for any such error is limited in accordance with Section 6 hereof.

6. Depository's Responsibility.

      (a) Except for permitting a withdrawal in violation of Section 2 hereof, Depository will not be liable to Creditor for complying with Orders from Customer that are received by Depository before Depository receives and has a reasonable opportunity to act on a contrary Order from Creditor.

      (b) Depository will not be liable to Customer for complying with Orders originated by Creditor, even if Customer notifies Depository that Creditor is not legally entitled to issue Orders, unless Depository takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and has had a reasonable opportunity to act on the injunction, restraining order or other legal process.

      (c) This Agreement does not create any obligation of Depository except for those expressly set forth herein. In particular, Depository need not investigate whether Creditor is entitled under Creditor's agreements with Customer to give Orders. Depository may rely on any and all notices and communications it believes are given by the appropriate party.

      (d) Depository will not have any liability to Customer or Creditor for claims, losses, liabilities or damages resulting from any failure to comply with Orders or delay in complying with Orders if such failure or delay is due to circumstances beyond Depository's reasonable control.

      (e) Depository will not have any liability to Customer or Creditor for claims, losses, liabilities or damages suffered or incurred by Customer or Creditor as a result of or in connection with this Agreement except to the extent such losses, liabilities and damages directly result from Depository's gross negligence or willful misconduct.

      (f) In no event will Depository have any liability to Customer or Creditor, and in no event will Creditor have any liability to Customer, in connection herewith for any consequential, special, punitive or indirect loss or damage whether or not any claim for such damages is based on tort or contract or Depository knew or should have known the likelihood of such damages in any circumstances.

7. Indemnity.

      (a) Customer will indemnify Depository, its officers, directors, employees, and agents against claims, demands, losses, liabilities, damages, costs and expenses (including reasonable attorneys' fees and disbursements and the reasonable estimate of the allocated costs and expenses of Depository's in-house legal counsel and staff) arising out of this Agreement or Depository following any Order or other instruction or request of Customer or Creditor in connection with this Agreement, except to the extent the claims, liabilities, costs and expenses are caused by Depository's gross negligence or willful misconduct.

      (b) Creditor will indemnify Depository, its officers, directors, employees, and agents against claims, demands, losses, liabilities, damages, costs and expenses (including reasonable attorneys' fees and disbursements and the reasonable estimate of the allocated costs and expenses of Depository's in-house legal counsel and staff), arising out of Depository following any Order or other instruction or request of Creditor in connection with this Agreement, except to the extent the claims, liabilities, costs and expenses are caused by Depository's gross negligence or willful misconduct. Creditor will pay such amount as may be due to Depository under this indemnity within twenty (20) days of demand on Creditor by Depository to the extent such amount has not been paid in full by Customer within ten (10) days after demand on Customer by Depository; provided however, that if Depository is stayed from making such demand upon Customer as a result of a bankruptcy or similar proceeding, then Depository shall be deemed to have made such demand upon Customer at the commencement of such proceeding.

      (c) Creditor's and Customer's liabilities to Depository under this Section are joint and several.

8. Termination; Survival.

      (a) Creditor may terminate this Agreement by notice to Depository and Customer. Depository may terminate this Agreement on thirty (30) day's notice to Creditor and Customer; provided however that this Agreement may be terminated immediately by notice from Depository to Creditor and Customer should Creditor fail to make any payment when due to Depository hereunder.

      (b) This Agreement shall terminate upon Depository's receipt of written notice from Creditor expressly stating that Creditor no longer claims any security interest in the Account.

      (c) Sections 4, "Returned Item Amounts," 6, "Depository's Responsibility," and 7, "Indemnity," will survive termination of this Agreement.

9. Governing Law. This Agreement and the Account shall be governed by and construed in accordance with the laws of the State of Colorado. Depository may not change the law governing the Account without Creditor's express written consent, which consent shall not be unreasonably withheld.

10. Entire Agreement. This Agreement is the entire agreement and supersedes any prior agreements and contemporaneous oral agreements of the parties concerning its subject matter.

11. Amendments; Waivers. This Agreement may be amended or modified only in writing signed by all parties hereto, and no waiver of any right under this Agreement will be binding unless it is in writing and signed by the party to be charged.

12. Severability. To the extent a provision of this Agreement is unenforceable, this Agreement will be construed as if the unenforceable provision were omitted.

13. Other Agreements. As long as this Agreement remains in effect, transactions involving the Account shall be subject, except to the extent inconsistent herewith, to the provisions of such deposit account agreements, disclosures, and fee schedules as are in effect from time to time with respect to the Account.

14. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of Depository, Creditor and Customer and their respective heirs, executors, administrators, legal representatives, successors and permitted assigns.

15. Notices. All Orders, notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing (unless otherwise specifically provided) and delivered to each party at the address or facsimile number set forth below its signature, or to such other address or facsimile number as any party may designate by written notice to all other parties. Each such Order, notice, request or demand shall be effective on receipt.

16. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, and all of which shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

LOAN NUMBER:               N/A
              --------------------------


CREDITOR:                                   CUSTOMER:

WELLS FARGO BUSINESS CREDIT, INC.           SOLUNET STORAGE, INC.


By:                                         By:
     -----------------------------------       -------------------------------
Name:  Pamela Klempel                       Name: Robert C. Ogden
Its:  Vice President                        Its:  Chief Financial Officer

Address:                                    Address:
MAC C7300-210                               9800 Mt. Pyramid Court, Suite 130
1740 Broadway                               Englewood, Colorado  80112-2694
Denver, Colorado, 80274                     Facsimile:  (303) 814-0693
Facsimile:  (303) 863-4904                  Telephone:  (303) 660-3933
Telephone:  (303) 863-5628


DEPOSITORY:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:____________________________
Name:__________________________
Its:___________________________

Address:
MAC C301-037
1740 Broadway
Denver, CO  80274
Facsimile:_____________________
Telephone:_____________________